As filed with the SEC on __________________	.	Registration No. 333-85117

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 17

PRUCO LIFE OF NEW JERSEY

VARIABLE APPRECIABLE ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 286-7754

(Address and telephone number of principal executive offices)

Thomas C. Castano

Chief Legal Officer

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on	May 1, 2008	pursuant to paragraph (b) of Rule 485
(date)

□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on	__________	pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2008

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

PRUSELECTSM III

Variable Life Insurance Contracts

This prospectus describes an individual flexible premium variable universal life insurance contract, the PruSelectSM III Variable Life Insurance Contracts (the “Contract”), offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “us”, “we”, or “our”), a stock life insurance company. Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes. PruSelectSM III Contracts issued in New York may not be individually owned.

You may choose to invest your Contract’s premiums and its earnings in one or more of 38 available variable investment options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”):

Conservative Balanced Portfolio	Stock Index Portfolio	SP Mid Cap Growth Portfolio
Diversified Bond Portfolio	Value Portfolio	SP PIMCO High Yield Portfolio
Equity Portfolio	SP Aggressive Growth Asset Allocation Portfolio	SP PIMCO Total Return Portfolio
Flexible Managed Portfolio	SP Balanced Asset Allocation Portfolio	SP Small Cap Value Portfolio
Global Portfolio	SP Conservative Asset Allocation Portfolio	AST Large Cap Value Portfolio
High Yield Bond Portfolio	SP Davis Value Portfolio	AST Small Cap Growth Portfolio
Jennison Portfolio	SP Growth Asset Allocation Portfolio	AST T. Rowe Price -
Money Market Portfolio	SP International Value Portfolio	Large Cap Growth Portfolio

AIM V.I. Technology Fund	Janus Balanced Portfolio
AIM V.I. Utilities Fund	Janus International Growth Portfolio
American Century VP Income & Growth Fund	Janus Large Cap Growth Portfolio
American Century VP Value Fund	Janus Mid Cap Growth Portfolio
Dreyfus MidCap Stock Portfolio	MFS Growth Series
Dreyfus Developing Leaders Portfolio	Oppenheimer MidCap Fund/VA
Franklin Small-Mid Cap Growth Securities Fund	T. Rowe Price International Stock Portfolio
Goldman Sachs Structured Small Cap Equity Fund

For a complete list of the 38 available variable investment options, their investment objectives, and their investment advisers, see The Funds.

If your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may also choose to invest your Contract's premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Rate Option.

Please Read this Prospectus. Please read this prospectus before purchasing a PruSelectSM III variable universal life insurance Contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in PruSelectSM III is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

                Pruco Life Insurance Company of New Jersey

                213 Washington Street

                Newark, New Jersey 07102-2992

Telephone: (800) 286-7754

PruSelect is a service mark of Prudential.

TABLE OF CONTENTS

Page

SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	2

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	2
Brief Description of the Contract	2
Target Term Rider Summary	3
Types of Death Benefit Available Under the Contract	3
The Contract Fund	3
Premium Payments	4
Allocation of Premium Payments	4
Investment Choices	4
Transfers Among Investment Options	4
Increasing or Decreasing Basic Insurance Amount	5
Access to Contract Values	5
Contract Loans	5
Canceling the Contract (“Free-Look”)	5

SUMMARY OF CONTRACT RISKS	6
Contract Values are not Guaranteed	6
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces	6
Increase in Charges	6
Contract Lapse	6
Risks of Using the Contract as a Short-Term Savings Vehicle	6
Risks of Taking Withdrawals	6
Limitations on Transfers	7
Limitations on Surrender of the Contract	7
Risks of Taking a Contract Loan	7
Potential Tax Consequences	8
Replacement of the Contract	8

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	8
Risks Associated with the Variable Investment Options	8
Learn More about the Variable Investment Options	9

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	9
Pruco Life Insurance Company of New Jersey	9
The Pruco Life of New Jersey Variable Appreciable Account	9
The Funds	9
Service Fees Payable to Pruco Life of New Jersey	15
Voting Rights	15
Substitution of Variable Investment Options	15
The Fixed Rate Option	15

CHARGES AND EXPENSES	16
Sales Load Charges	16
Taxes Attributable to Premiums	16
Cost of Insurance	17
Monthly Deductions from the Contract Fund	17
Daily Deduction from the Variable Investment Options	17
Return of Sales Charges	18
Transaction Charges	18
Allocated Charges	18
Reduction of Charges	18
Portfolio Charges	18
Charges for Optional Rider Coverage	18

PERSONS HAVING RIGHTS UNDER THE CONTRACT	19
Contract Owner	19
Beneficiary	19

OTHER GENERAL CONTRACT PROVISIONS	19
Assignment	19
Incontestability	19
Misstatement of Age or Sex	19
Settlement Options	19
Suicide Exclusion	19
Option to Exchange Insured	20

RIDERS	20
Rider to Add a Fixed Interest Rate Investment Option	20
Target Term Rider	20

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	21

PREMIUMS	22
Minimum Initial Premium	22
Allocation of Premiums	22
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	24
Auto-Rebalancing	24

DEATH BENEFITS	25
Contract Date	25
When Proceeds Are Paid	25
Death Claim Settlement Options	25
Types of Death Benefit	25
Changing the Type of Death Benefit	26
Increases in Basic Insurance Amount	27
Decreases in Basic Insurance Amount	28

CONTRACT VALUES	28
Surrender of a Contract	28
How a Contract's Surrender Value Will Vary	29
Loans	29
Withdrawals	30

LAPSE AND REINSTATEMENT	31

TAXES	31
Tax Treatment of Contract Benefits	31

DISTRIBUTION AND COMPENSATION	33

LEGAL PROCEEDINGS	35

ADDITIONAL INFORMATION	36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	37

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	38

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

-----------------------------------------------------------------------------------------------------------------------------------                   ----------------
                                               Transaction and Optional Rider Fees
-----------------------------------------------------------------------------------------------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
--------------------------------------------- ------------------------------------------ ------------------------------------------

 Maximum Sales Charge on Premiums (Load)(1)        Deducted from premium payments.                15% of premium payment.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

     Taxes Attributable to Premiums(2)             Deducted from premium payments.               7.5% of premium payment.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

                Transfer fee                      Each transfer exceeding 12 in any                         $25
                                                           Contract year.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

               Withdrawal fee                             Upon withdrawal.                  Lesser of $25 and 2% of withdrawal
                                                                                                          amount.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

                                              Upon change in basic insurance amount or
        Insurance Amount Change fee                  Target Term Rider coverage.                      $25 per change.
--------------------------------------------- ------------------------------------------ ------------------------------------------

(1)	This charge is deducted from premium payments for the first 10 years of each coverage segment and will be reduced in years 11 and later for each coverage segment.
(2)

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business tax, or any other type of charge (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses. Your Contract's form number is located in the lower left hand corner on the first page of your Contract.

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                      Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
--------------------------------------------- ------------------------------------------ ------------------------------------------

   Cost of Insurance("COI") for the basic
             insurance amount.

        Minimum and Maximum Charges                                                        From $.09 to $83.34 per $1,000 of net
                                                               Monthly                             amount at risk.(1)(2)
               _____________                                                                           _____________

       Initial COI for a representative                                                      $0.29 per $1,000 of net amount at
      Contract owner, male age 45 in the                                                                 risk.(3)
    Select Preferred underwriting class, no
                    riders.
--------------------------------------------- ------------------------------------------ ------------------------------------------

--------------------------------------------- ------------------------------------------ ------------------------------------------

  Cost of Insurance("COI") for Target Term
              Rider coverage.

        Minimum and Maximum Charges                                                      From $.09 to $83.34 per $1,000 of Target
                                                               Monthly                        Term Rider death benefit.(1)(2)
               _____________                                                                           _____________

       Initial COI for a representative                                                    $0.29 per $1,000 of Target Term Rider
      Contract owner, male age 45 in the                                                             death benefit.(3)
     Select Preferred underwriting class.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

       Mortality and Expense Risk fee                           Daily                     Effective annual rate of 0.5% of assets
                                                                                              in variable investment options.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

     Additional Mortality fee for risk
 associated with certain health conditions,                    Monthly                    From $0.10 to $2.08 per $1,000 of basic
occupations, avocations, or aviation risks.                                                        insurance amount.(4)
---------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

          Net interest on loans(5)                            Annually                            1% for standard loans.

                                                                                                0.25% for preferred loans.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

       Fee for basic insurance amount                          Monthly                    $10 per Contract plus $0.05 per $1,000
                                                                                                of basic insurance amount.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

   Fee for an increase to basic insurance                      Monthly                         $0.05 per $1,000 of increase.
                  amount.
--------------------------------------------- ------------------------------------------ ------------------------------------------
---------------------------------------------                                            ------------------------------------------

 The Target Term Rider or an increase                    Monthly                    $0.05 per $1,000 of Target Term Rider.
         to the Target Term Rider.
--------------------------------------------- ------------------------------------------ ------------------------------------------

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.
(4)	The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(5)

The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 5% and an effective annual interest credit equal to 4%. Preferred loans are charged a lower effective annual interest rate. See Loans.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.11%

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

PruSelectSM III is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest net premiums in one or more of the 38 available variable investment options, or in the fixed rate option if your Contract includes the Rider to Add a Fixed Interest Rate Investment Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%. Transfers into and out of the fixed rate option are subject to strict limits.

The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. The Contracts may be owned individually or by a corporation, trust, association, or similar entity. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes. Some features and/or riders described in this prospectus may not be available in some states.

Target Term Rider Summary

This Contract may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. The Target Term Rider provides for a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the initial amount of the Target Term Rider coverage.

A Contract with a Target Term Rider will offer higher cash values than an all-base Contract with the same initial death benefit and premium payments if we do not change our current charges. The cash values will be higher because the current sales expense charge attributable to the Target Term Rider is lower than the charge attributable to the Target Premium under the base policy. We currently assess lower COI charges per $1,000 of insurance for the Target Term Rider than the COI charge per $1,000 for the basic insurance amount during the first ten years, but the COI charge per $1,000 for the Target Term Rider will be greater thereafter.

There are various factors to consider regarding a Target Term Rider. Pruco Life of New Jersey pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for your Pruco Life of New Jersey representative to promote the sale of a Contract without a Target Term Rider. However, not all Contract benefits and guarantees are available on Contracts issued with a Target Term Rider. For additional information, see RIDERS.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is generally equal to the basic insurance amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner.

Any type of death benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s death benefit type after issue. See Types of Death Benefit and Changing the Type of Death Benefit.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. See PREMIUMS and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the later of the Contract date and the end of the valuation period in which the initial premium is received, we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions were made. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation.

The charge for sales expenses and the charge for taxes attributable to premiums will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 38 available variable investment options. You may also invest in the fixed rate option. See The Funds and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract year. No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

Certain restrictions may apply to transfers from the fixed rate option.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. Each coverage segment will be subject to its own monthly deductions. See Increases in Basic Insurance Amount. In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25. See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its surrender value (the Contract Fund minus any Contract debt) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. If the Contract is fully surrendered within the first four Contract years and it is not in default, you may be entitled to a return of sales charges. See CHARGES AND EXPENSES. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The loan value at any time is equal to 90% of the cash value attributable to the variable investment options. If your Contract has the Rider to Add a Fixed Interest Rate Investment Option, in states where it is approved, the loan value at any time is equal to the sum of (a) 99% of the cash value attributable to the variable investment options and (b) the balance of the cash value. A Contract in default has no loan value. The minimum loan amount you may borrow is $200. See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). In general, you will receive a refund of all premium payments made, less applicable federal and state income tax withholding. However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less applicable federal and state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that we may make under the Contract. The "current charge," in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. The Contract is in default if the Contract Fund is zero or less. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund. Should either event occur, we will notify you of the required payment to prevent your Contract from terminating. See Loans. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal. There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, and if the death benefit was increased to meet the definition of life insurance, a reduction in Target Term Rider coverage amount may be required. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. The surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 38 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life of New Jersey’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 38 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options using that Fund. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

The Prudential Series Fund (the “Series Fund”):

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Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. The Portfolio may invest in foreign securities.

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Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

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Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

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Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

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High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

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Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

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Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high- quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

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Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

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Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

•	SP Aggressive Growth Asset Allocation Portfolio: The investment objective is to obtain the highest potential total return consistent with the specified level of risk tolerance.

•	SP Balanced Asset Allocation Portfolio: The investment objective is to obtain the highest potential total return consistent with the specified level of risk tolerance.

•	SP Conservative Asset Allocation Portfolio: The investment objective is to obtain the highest potential total return consistent with the specified level of risk tolerance.

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SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000® Value Index.

•	SP Growth Asset Allocation Portfolio: The investment objective is to obtain the highest potential total return consistent with the specified level of risk tolerance.

•	SP International Value Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities.

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SP Mid Cap Growth Portfolio: The investment objective is capital growth. The Portfolio normally invests at least 80% of its net assets in common stocks of mid-capitalization companies with the market capitalization range of the Russell Midcap® Growth Index.

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SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its investable assets in a diversified portfolio of high-yield/high-risk debt securities rated below high grade, but rated at least CCC by Moody’s Investor Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by Pacific Investment Management Company (“PIMCO”) to be of comparable quality, subject to a maximum of 5% of its total assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in high-grade fixed-income instruments.

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SP PIMCO Total Return Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its net assets in a diversified portfolio of fixed income instruments of varying maturities.

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SP Small Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in equity securities of small capitalization companies within the market capitalization range of the Russell 2000® Value Index. The Portfolio may invest up to 25% of its assets in foreign securities.

Advanced Series Trust ("AST"):

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AST Large-Cap Value Portfolio (includes all assets from SP Large Cap Value Portfolio): The investment objective is current income and long-term growth of income, as well as capital appreciation. The Portfolio will invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies.

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AST Small-Cap Growth Portfolio (includes all assets from SP Small Cap Growth Portfolio): The investment objective is long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

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AST T. Rowe Price Large-Cap Growth Portfolio (includes all assets from SP T. Rowe Price Large Cap Growth Portfolio): The investment objective is long-term growth of capital. The Portfolio invests at least 80% of its net assets in common stocks of large companies with market capitalizations larger than the median market capitalization of companies in the Russell 1000® Growth Index.

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Funds

The Funds' Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio. PIM serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for a portion of the assets of the Equity Portfolio and serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio.

Davis Advisers (“Davis”) serves as the subadviser for the SP Davis Value Portfolio.

Dreman Value Management LLC (“Dreman”) serves as a subadviser for a portion of the assets of the AST Large Cap Value Portfolio.

Eagle Asset Management (“Eagle”) serves as subadviser for a portion of the assets of the AST Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio. GSAM is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”).

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as a subadviser for a portion of the assets of the AST Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser.

J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) serves as a subadviser for a portion of the assets of the AST Large Cap Value Portfolio. J.P. Morgan is an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm.

LSV Asset Management (“LSV”) serves as the subadviser for the SP International Value Portfolio and serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

Neuberger Berman Management, Inc. ("Neuberger Berman") serves as the subadviser for the SP Mid Cap Growth Portfolio. Neuberger Berman also serves as a subadvisor for a portion of the assets of the AST Small-Cap Growth Portfolio until the subadvisory agreement expires on or about July 31, 2008. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI").

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”).

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for the AST T. Rowe Price Large Cap Growth Portfolio and serves as a subadviser for a portion of the assets of the Global Portfolio.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a subadviser for a portion of the assets of the SP International Value Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the SP International Growth Portfolio and serves as a subadviser for a portion of the assets of the Global Portfolio.

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the subadvisers of those portfolios.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

AIM Variable Insurance Funds:

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AIM V.I. Technology Fund. The investment objective is capital growth. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of insurers engaged primary in technology-related industries.

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AIM V.I. Utilities Fund. The investment objective are capital growth and current income. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of insurers primarily engaged in utilities-related industries.

Invesco Aim Advisors, Inc. is the investment adviser for these Funds. Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited are the sub-advisors for these Funds.

American Century Variable Portfolios, Inc.:

•	American Century VP Income & Growth Fund. The investment objective is capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing in common stocks.

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American Century VP Value Fund. The investment objective is long-term capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for these Funds.

Dreyfus Investment Portfolios:

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MidCap Stock Portfolio. The portfolio seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The fund normally invests at least 80% of its assets in growth and value stocks of midsize companies. A proprietary quantitative model considers more than 40 factors to identify and rank stocks based on fundamental momentum, relative value, future value, long-term growth and other factors. We then focus on “bottom-up” stock selection to construct a portfolio with exposures to industries and market capitalizations that are similar to the benchmark’s composition. We seek to overweight more attractive stocks and underweight or not hold stocks that have been ranked as less attractive.

Dreyfus Variable Investment Fund:

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Developing Leaders Portfolio. The investment objective is capital growth. The Portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: those characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.

The Dreyfus Corporation (“Dreyfus”) is the investment adviser for each of the above-mentioned Portfolios.

Franklin Templeton Variable Insurance Products Trust:

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Franklin Small-Mid Cap Growth Securities Fund - Class 2. The investment objective is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies and normally invests predominately in equity securities.

Franklin Advisers, Inc. (“Advisers”) is the investment adviser for this Fund.

Goldman Sachs Variable Insurance Trust (VIT):

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Structured Small Cap Equity Fund. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (‘‘Net Assets’’) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. However, it is currently anticipated that, under normal circumstances the Fund will invest at least 85% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell 2000 Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000 Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000@ Index is currently between $40 million and $4 billion.

Goldman Sachs Asset Management, L.P. (“GSAM”) is the investment adviser for the Structured Small Cap Equity Fund.

Janus Aspen Series:

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Balanced Portfolio - Service Shares. The investment objective is long-term capital growth, consistent with preservation of capital, and balanced by current income. The Portfolio normally invests 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Within the parameters of its specific investment policies, the portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The portfolio will limit its investment high-yield/high-risk bonds (also called "junk bonds") to 35% or less of its net assets.

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International Growth Portfolio - Service Shares. The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

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Large Cap Growth Portfolio - Institutional Shares. The investment objective is long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large-sized companies. Large-sized companies are those whose market capitalizations fall within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

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Mid Cap Growth Portfolio - Service Shares. The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Midcap Growth Index. Within the parameters of its specific investment policies, the portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Janus Capital Management LLC (“Janus Capital”) is the investment adviser and is responsible for the day-to-day management of the Portfolios and other business affairs of the Portfolios.

MFS® Variable Insurance TrustSM:

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Growth Series (formerly Emerging Growth Series). The investment objective is capital appreciation. MFS normally invests its assets in the stocks of companies it believes to have above average earnings growth potential compared to other growth companies.

Massachusetts Financial Services Company ("MFS") is the investment adviser for this series.

Oppenheimer Variable Account Funds:

•	MidCap Fund/VA - Service Shares. The investment objective is capital appreciation by investing in “growth type” companies. The Fund invests primarily is stocks of mid-cap companies.

OppenheimerFunds, Inc. is the investment manager for this Fund.

T. Rowe Price International Series, Inc.:

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International Stock Portfolio. The investment objective is long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The Portfolio normally invests at least 80% of its net assets will be invested in stocks.

T. Rowe Price International, Inc. is the investment manager for this Portfolio.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

Pruco Life of New Jersey has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Pruco Life of New Jersey provides administrative and support services to the portfolios for which it receives an annual fee that, as of May 1, 2008, ranges from 0.05% to 0.35% of the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

If your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers into and out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES and EXPENSES beginning on page 1 of this prospectus.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

Sales Load Charges

We may charge up to 15% of premiums paid for sales expenses for each coverage segment. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. A portion of the sales load may be returned to you if the Contract is surrendered during the first four Contract years. See Return of Sales Charges.

The amount used to determine the charge for sales expenses is called the “segment allocation amount” in your Contract. It may also be referred to as the Target Premium. Target Premiums vary by the age, sex (except where unisex rates apply), smoking status, and rating class of the insured and will drop to zero after 10 years. Each coverage segment has its own Target Premium. Target Premiums for each coverage segment are shown in the Segment Table located in your Contract Data pages.

For the first 10 years of each coverage segment we charge up to 15% of premiums received each year up to the Target Premium and up to 2% on any excess. In years 11 and later of each coverage segment, we charge up to 2% of premiums received. Currently, for Contracts issued on September 30, 2002 and later, for each coverage segment, we charge 7½% of premiums received up to the Target Premium and 1½% of any excess for the first four years of the coverage segment, 1% of premiums received up to the Target Premium and ½% of any excess for the next three years of the coverage segment and 0% of premiums received in all subsequent years of the coverage segment. For Contracts with a Contract date prior to September 30, 2002, for each coverage segment, we currently charge 13½% of premiums received up to the Target Premium and 2% of any excess for the first seven years (10 years, for Contracts dated prior to June 29, 2001) of the coverage segment and 2% of premiums received in all subsequent years of the coverage segment. For information on determining the sales expense charge if there are two or more coverage segments in effect, see Increases in Basic Insurance Amount.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Taxes Attributable to Premiums

We may charge up to 7.5% for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and generally covers our state and local premium taxes. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Pruco Life of New Jersey’s federal income taxes resulting from a change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct, monthly, a COI charge proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, we will notify you that the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.00 to $83.34 per $1,000 of net amount at risk. For additional information regarding COI charges where there are two or more coverage segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract’s monthly charges. See Allocated Charges.

(a)

We deduct an administrative charge based on the basic insurance amount. This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. We may charge up to $10 per Contract plus $0.05 per $1000 of basic insurance amount each month. For Contracts dated on and after September 30, 2002, we currently charge $10 plus $0.05 per $1,000 of basic insurance amount per month for the first 15 years, and $10 per month thereafter. For Contracts issued prior to September 30, 2002, we charge $10 per month in all years.

For example, a Contract issued on or after September 30, 2002, with a basic insurance amount of $100,000, we currently charge $10 plus $5 for a total of $15 per month for the first 15 years, and $10 per month thereafter.

(b)	Currently, there is no administrative processing charge being made in connection with an increase in basic insurance amount. However, we reserve the right to charge such a fee of up to $25.

(c)	If you add a Target Term Rider to your basic Contract, we may charge up to $0.05 per $1000 of TTR coverage amount each month.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums. We periodically review the question of a charge to the Account for Pruco Life of New Jersey’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the variable investment options in an amount equivalent to an effective annual rate of up to 0.5%. Currently, we charge 0.2%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Return of Sales Charges

If the Contract is fully surrendered within the first four Contract years and it is not in default, we will return 50% of any sales charges deducted from premiums paid within 24 months prior to the date we receive the surrender request at a Service Office.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract year.

(b)	We currently charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in basic insurance amount. Currently, we do not charge for a change in the basic insurance amount.

(d)	We may charge a transaction fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

Allocated Charges

You may select up to two variable investment options from which we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 331/3% cannot. The fixed rate option is not available as one of your allocation options. See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from your other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your variable investment options and the fixed rate option.

Reduction of Charges

We may reduce the sales charges and/or other charges on certain multiple life sales, where it is expected that the amount or nature of such multiple sales will result in savings of sales, administrative or other costs. We determine the eligibility and the amount of such reductions, by considering the following factors:

(1)	the number of individuals;
(2)	the total amount of premium payments we expect to receive from these Contracts;
(3)	the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4)	the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that costs will be reduced; and
(5)	any other circumstances that we expect to be relevant in our determination of reducing costs.

Some of the reductions in charges for these sales may be contractually guaranteed. We may withdraw or modify other reductions on a uniform basis. Our reductions in charges for these Contracts will not be unfairly discriminatory to the interests of any Contract owners.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

Target Term Rider - We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to attained age 100 on the life of the insured. We currently deduct a Cost of Insurance (“COI”) charge for this rider, which ranges from $0.00 to $83.34 per $1,000 of rider death benefit, which is generally lower than the COI charge per $1,000 deducted for the basic insurance amount during the first 10 years, but the COI charge per $1,000 for the Target Term Rider will be greater thereafter. The COI charge is based on rider coverage duration, issue age, sex, and underwriting class of the insured. We currently do not deduct the monthly charge for the administration of this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you sign the request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Option to Exchange Insured

We will permit a Contract owner to exchange a contract for a new contract on the life of a new insured. Upon the exchange, the original contract ends and the cash value (not including any return of sales charges) is moved to the new contract without subjecting it to new sales charges and the portion of the charge for taxes attributable to premiums for state and local premium taxes. See CHARGES AND EXPENSES. We will, however, report this as a taxable surrender of your original Contract, which means that you will be subject to income tax to the extent of any gain in the Contract and that we will withhold applicable federal income taxes. Also, the cash value moved to the new Contract will be considered new premium, which may cause your Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

RIDERS

Contract owners may be able to obtain extra benefits, which may involve an extra charge. These optional insurance benefits will be described in what is known as a “rider” to the Contract. Charges applicable to riders will be deducted from the Contract Fund on each Monthly date.

Rider to Add a Fixed Interest Rate Investment Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The fixed rate option is not available on all Contracts. Currently, the Rider to Add a Fixed Interest Rate Investment Option is available to you if your basic insurance amount and Target Term Rider coverage amount on all Contracts you own total $200 million or less. We define the rules for allowing the fixed rate option and we apply them in a non-discriminatory way. We may change these limits in the future. If your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, either initially or by transfer, a portion to the fixed rate option with our consent. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 3%. We are not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers into and out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid.

Target Term Rider

The Target Term Rider (not available in New York) provides a flexible term insurance benefit to attained age 100 on the life of the insured. If you elect to have the Target Term Rider, you specify the amount of Target Term Rider coverage you desire. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. The minimum Target Term Rider coverage amount is $5,000 and requires a minimum basic insurance amount of $5,000 for the base Contract. However, the basic insurance amount and the Target Term Rider coverage amount, combined, must be equal to a minimum total insurance amount of $100,000. After issue, while the rider is in-force, you may increase the rider coverage amount, subject to a minimum increase amount of $5,000 and underwriting requirements we determine. You may also decrease your rider coverage amount after issue, subject to a minimum amount of $5,000 per decrease. However, we will not reduce the Target Term Rider coverage amount below $5,000, unless you request to discontinue your Target Term Rider Coverage.

The Target Term Rider death benefit fluctuates as the base Contract's death benefit changes under certain circumstances described below. When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the rider death benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract’s death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider’s death benefit will decrease (or increase) dollar for dollar as the base Contract’s death benefit increases (or decreases). The rider death benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract’s death benefit to grow to the point where the rider death benefit is reduced to zero. If you have a Type A death benefit and you take a withdrawal, the Target Term Rider coverage amount may require a reduction, if the death benefit was increased to meet the definition of life insurance.

Policy Year       Base Policy Death Benefit            Target Death Benefit
   1                     $ 500,000                         $ 500,000
   2                     $ 500,000                         $ 500,000
   3                     $ 500,000                         $ 500,000
   4                     $ 500,000                         $ 500,000
   5                     $ 500,000                         $ 500,000
   6                     $ 500,000                         $ 500,000
   7                     $ 500,000                         $ 500,000
   8                     $ 500,000                         $ 500,000
   9                     $ 500,000                         $ 500,000
   10                    $ 550,000                         $ 450,000
   11                    $ 605,000                         $ 395,000
   12                    $ 665,500                         $ 334,500
   13                    $ 732,050                         $ 267,950
   14                    $ 805,255                         $ 194,745
   15                    $ 885,781                         $ 114,220
   16                    $ 1,000,000                       $ -
   17                    $ 1,100,000                       $ -
   18                    $ 1,210,000                       $ -
   19                    $ 1,331,000                       $ -
   20                    $ 1,464,100                       $ -

You should consider the following factors when purchasing a Contract with a Target Term Rider:

•

A Contract with a Target Term Rider will offer a higher cash value than an all base Contract with the same initial death benefit and premium payments, if we continue to deduct current charges. The cash values are higher because: (1) the Target Premium is lower for a Contract with a Target Term Rider than for an all base Contract with the same death benefit and this results in lower current sales expense charges, (2) the monthly administrative charge is also lower for a Contract with a Target Term Rider than for an all base Contract with the same death benefit because we currently do not deduct the monthly administrative charge for the Target Term Rider, and (3) the current Cost of Insurance charge per $1,000 for the Target Term Rider is generally lower than the Cost of Insurance charge per $1,000 for the basic insurance amount for the first 10 years; however, it becomes greater thereafter.

The factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life of New Jersey representative to provide illustrations based on different combinations of basic insurance amount and rider coverage amount. You and your Pruco Life of New Jersey representative can then discuss how these combinations may address your objectives.

Pruco Life of New Jersey pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for a Pruco Life of New Jersey representative to promote the sale of a Contract without a Target Term Rider.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds between the ages of 20 and 75 for fully underwritten Contracts and between the ages of 20 and 64 for simplified and guaranteed issue Contracts. In its discretion, we may issue the Contract on insureds of other ages.

We offer the Contract on a fully underwritten, simplified issue, and guaranteed issue basis. Fully underwritten Contracts require individualized evidence of the insured's insurability and rating class. Simplified issue Contracts reflect underwriting risk factors related to the issue of the Contract as one of several Contracts requiring some medical underwriting of the proposed insureds. Conversely, guaranteed issue Contracts are issued with minimal underwriting but may only be issued in certain circumstances on associated individuals, such as employees of a company who meet criteria established by us.

The minimum face amount we offer may depend on whether the Contract is issued on a fully underwritten, simplified issue or guaranteed issue basis. Currently, the minimum total face amount (basic insurance amount plus any Target Term Rider coverage amount combined) that can be applied for is $100,000 for fully underwritten and simplified issue underwritten Contracts. Contracts underwritten on a guaranteed issue basis may have a lower minimum total face amount. If the Target Term Rider is added to the Contract, neither the basic insurance amount nor the rider coverage amount can be less than $5,000. See RIDERS. We may change the minimum basic insurance amounts of the

Contracts we will issue. Furthermore, the Contract owner may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. See Increases in Basic Insurance Amount.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Non smoker rates provide more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Target Premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at the Payment Office.

We can bill you for the amount you select, annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. When you apply for the Contract, you and a your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract date and the end of the valuation period in which the initial premium is received, we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions were made. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation. The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment options to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%. The percentage of premium that is allocated to the fixed rate option, if available, can not exceed 25%. Pruco Life of New Jersey may change this limit in the future.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract year among investment options. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract year or the 20 transfers per calendar year.

Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. For transfers into the fixed rate option, the amount being transferred in may not cause the fixed rate option to exceed 25% of the Contract Fund. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging (“DCA”). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the Monthly date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York

Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period immediately following that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Service Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the surrender value attributable to the fixed rate option for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount. In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account"). Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of death benefit at issue. A Contract with a Type A (fixed) death benefit has a death benefit, which will generally equal the basic insurance amount. Favorable investment results and additional premium payments will generally increase the surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Surrender Value Will Vary.

A Contract with a Type B (variable) death benefit has a death benefit, which will generally equal the basic insurance amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and surrender value. However, the increase in the surrender value for a Type B (variable) Contract may be less than the increase in surrender value for a Type A (fixed) Contract because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Surrender Value Will Vary.

A Contract with a Type C (return of premium) death benefit has a death benefit, which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner to the date of death. Within limits, this death benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract's surrender value. However, the increase in the surrender value for Type C (return of premium) Contract may be less than the increase in surrender value for a Type A (fixed) Contract because a Type C Contract has a greater cost of insurance charge due to a greater net amount at risk. The increase in surrender value for a Type C (return of premium) Contract may be more or less than the increase in surrender value for a Type B (variable) Contract depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals. If you take a withdrawal, it is possible for a Type C Contract’s death benefit to fall below the basic insurance amount. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.

Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and a reduction in the Target Term Rider death benefit. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals.

The way in which the surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to our approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. In addition, the sum of the basic insurance amount and the Target Term Rider amount must equal or exceed the minimum allowable total face amount of your Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the basic insurance amount, although we do not currently do so.

If you are changing your Contract’s type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type A (fixed) to a Type C (return of premium) death benefit, we will change the basic insurance amount by subtracting the total premiums paid on your Contract minus total withdrawals on the date the change takes effect.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type C (return of premium) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the basic insurance amount by that difference. If (2) is larger than (1), we will reduce the basic insurance amount by that difference.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner as of the date the change takes effect. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C $260,000
Type B $250,000	Type A $300,000	Type C $260,000
Type C $260,000	Type A $300,000	Type B $250,000

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or a Service Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract, thus, creating an additional coverage segment. The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default; and
(5)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

Furthermore, you may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. The schedule of increases must meet the following conditions:

(1)	The amount of each scheduled increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages.
(2)	The amount of each scheduled increase cannot exceed:
(a)

20% of the underwritten death benefit (at issue, the underwritten death benefit is equal to the face amount on the Contract date) for increases scheduled to take place at attained ages up to and including 65; or

(b)	10% of the underwritten death benefit for increases scheduled to take place at attained ages from 66 up to and including 70.
(3)	Increases cannot be scheduled to take place after attained age 70.
(4)

The total face amount including scheduled increases can never exceed four times the underwritten death benefit for fully underwritten Contracts or 2 times the underwritten death benefit for Contracts issued on a simplified issue or guaranteed issue basis.

These are our current guidelines. We reserve the right to change these conditions.

For sales load purposes, the Target Premium (referred to as “segment allocation amount” in your Contract) is calculated separately for each coverage segment. When premiums are paid, each premium payment is allocated to each coverage segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. For Contracts with a Contract date prior to September 30, 2002, the sales load charge for each coverage segment is equal to 13½% of the allocated premium paid in each Contract year up to the Target Premium and 2% on any excess. Currently, for Contracts issued on September 30, 2002 and later, for each coverage segment, we charge 7½% of premiums received up to the Target Premium and 1½% of any excess for the first four years of the coverage segment,

1% of premiums received up to the Target Premium and ½% of any excess for the next three years of the coverage segment and 0% of premiums received in all subsequent years of the coverage segment. See CHARGES AND EXPENSES.

The maximum COI rates for a coverage segment representing an increase in basic insurance amount are based upon 1980 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the insured's attained age for the initial coverage segment.

If you elect to increase the basic insurance amount of your Contract, you will receive a "free-look" right that will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the basic insurance amount shown under Contract Limitations in your Contract Data pages;
(2)	the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of each coverage segment amount to the total of all coverage segment amounts before the decrease.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in basic insurance amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its surrender value (or for a fixed reduced paid-up insurance benefit in New York state) while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Fixed reduced paid-up insurance (available in New York only) provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the net cash value and the insured's issue age, sex, smoker/nonsmoker status, and the length of time since the Contract date.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Pruco Life by sending them in Good Order to our Customer Value Service Center in Minneapolis. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract's Surrender Value Will Vary

The surrender value will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. If the Contract is fully surrendered within the first four Contract years, you may be entitled to a return of sales charges. The Contract's surrender value on any date will be the Contract Fund less any Contract debt plus any return of sales charges upon surrender. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	interest credited on any amounts allocated to the fixed rate option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to 90% of the cash value attributable to the variable investment options. If your Contract has the Rider to Add a Fixed Interest Rate Investment Option, the loan value at any time is equal to the sum of (a) 99% of the cash value attributable to the variable investment options and (b) the balance of the cash value. You may borrow from the Contract Fund value provided the Contract is not in default. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.

Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 5% for standard loans.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. On the tenth Contract anniversary and each Contract anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available. Preferred loans are charged interest at an effective annual rate of 4.25%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the variable investment options and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.25%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly date, the Contract debt equals or exceeds the Contract Fund, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Any Contract debt will directly reduce a Contract's cash value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received. Loan interest is due 21 days prior to your Contract anniversary. If we receive your loan repayment within 21 days prior to your Contract anniversary, we will apply the payment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable. Any loan repayment amount exceeding the interest due is applied towards the principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable. We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's net cash value without surrendering the Contract, subject to the following restrictions: (a) your Contract’s net cash value after the withdrawal may not be less than or equal to zero, and; (b) the withdrawal amount must be at least $500.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and Target Term Rider coverage amount. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in basic insurance amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the net cash value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. You may not direct a withdrawal to come from the fixed rate option.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly date. If the Contract Fund is zero or less, the Contract is in default. If the Contract debt ever grows to be equal to or more than the Contract Fund, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured;
(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(3)

any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes

•	we may refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•

If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•

Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•

The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

For business-owned life Insurance Coverage issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the death benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of and $90,865,268 in 2007, $91,615,140 in 2006, and $95,241,637 in 2005. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $16,112,532 in 2007, $11,528,129 in 2006, and $15,018,502 in 2005. Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

Wachovia Securities is a national retail brokerage organization providing securities brokerage and financial advisory services to individuals and businesses. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including individual life insurance, mutual funds, and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders other than the Target Term Rider. The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract owner, with the exception of the Target Term Rider.

Pruco Life of New Jersey pays significantly lower compensation on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments because the Target Term Rider is not used in the determination of the Commissionable Target Premium.

Broker-dealers will receive compensation of up to 75.0% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, 8% on premiums received in years two through four, and 3% in years five through seven up to the Commissionable Target Premium in each Contract year. Moreover, broker-dealers will receive compensation of up to 4.25% on premiums received in year one, 2.7% on premiums received in years two through seven, and 0.07% on premiums received in years eight and beyond to the extent that premiums in any year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years five through 10 of up to 0.20% of the Contract Fund net of Contract debt, 0.10% in years 11 through 20, and 0.05% in years 21 and beyond.

If the basic insurance amount is increased, broker-dealers will receive compensation of up to 75.0% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, 8% of premiums received in years two through four, and 3% in years five through seven up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 4.25% on premiums received in year one, 2.7% on premiums received in years two through seven, and 0.07% on premiums received in years eight and beyond following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industries in which Pruco Life of New Jersey operates. Pruco Life of New Jersey is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its annuity operations, Pruco Life of New Jersey is subject to litigation involving class action lawsuits and other litigation alleging, among other things, that Pruco Life of New Jersey made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments and third-party contracts. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life of New Jersey and its businesses and products. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which Pruco Life of New Jersey engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of its pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that the results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

attained age - The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount - The amount of life insurance as shown in the Contract, not including riders.

cash value - The same as the “Contract Fund.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is effective, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary. For any coverage segment representing an increase, “Contract year” is a year that starts on the effective date of the increase.

coverage segment - The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase.

death benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Funds - Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Monthly date - The Contract date and the same date in each subsequent month.

net cash value - The Contract Fund minus any Contract debt.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our. The company offering the Contract.

segment allocation amount - The amount used to determine the charge for sales expenses. It may also be referred to as the “Target Premium.” See CHARGES AND EXPENSES.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life of New Jersey Variable Appreciable Account (the “Account”). The separate account is set apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt plus any return of sales charges.

Target Premium - The same as “segment allocation amount.” See CHARGES AND EXPENSES.

Target Term Rider - A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

variable investment options - The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.

you - The owner of the Contract.

To Learn More About PruSelectSM III

----------------------------

To learn more about the PruSelectSM III variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2008, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	6
Charges for Increases in Basic Insurance Amount	6

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-85117. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruSelectSM III SAI, material incorporated by reference, and other information about Pruco Life of New Jersey. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-286-7754 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102-2992

Investment Company Act of 1940: Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account

Pruco Life Insurance Company of New Jersey

PRUSELECTSM III

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus. Please review the PRUSELECTSM III prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-286-7754. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2008.

TABLE OF CONTENTS

Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	6
Charges for Increases in Basic Insurance Amount	6

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	7

PERFORMANCE DATA	7
Average Annual Total Return	7
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	8

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Principle Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $184,749,631 in 2007, $130,155,749 in 2006, and $115,405,752 in 2005.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life of New Jersey death claim is

1

processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Our individual life reinsurance treaties covering PruSelectSM III provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis, with Pruco Life of New Jersey retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential. Prudential then reinsures some portion of this business with various reinsurers.

Pruco Life, Pruco Life of New Jersey, and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life, Pruco Life of New Jersey, and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,144,953 in 2007, $3,339,870 in 2006, and $3,722,833 in 2005 from Pruco Life, Pruco Life of New Jersey, and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

2

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of death benefit available under the Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit; and (3) Type C, a return of premium death benefit. A Type C (return of premium) death benefit generally varies by the amount of premiums paid, a Type B (variable) death benefit varies with investment performance, and a Type A (fixed) death benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before the reduction of any Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the basic insurance amount; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

3

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	3.57 3.57 3.57	89,250 267,750 357,000	$250,000 $267,750* $357,000*
60 60 60	$ 75,000 $125,000 $150,000	1.92 1.92 1.92	144,000 240,000 288,000	$250,000 $250,000 $288,000*
80 80 80	$150,000 $200,000 $225,000	1.26 1.26 1.26	189,000 252,000 283,500	$250,000 $252,000* $283,500*
* Note that the death benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance. ** Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before the reduction of any Contract debt, but will also vary immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

4

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	3.57 3.57 3.57	89,250 267,750 357,000	$275,000 $325,000 $357,000*
60 60 60	$ 75,000 $125,000 $150,000	1.92 1.92 1.92	144,000 240,000 288,000	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.26 1.26 1.26	189,000 252,000 283,500	$400,000 $450,000 $475,000
* Note that the death benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance. ** Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type C (return of premium) Contract will always be the greater of:

(1)

the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner to the date of death; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals plus interest is greater than total premiums paid plus interest.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

5

Type C (Return of Premium) Death Benefit

If			Then
the insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	3.57 3.57 3.57	89,250 267,750 357,000	$265,000 $310,000 $357,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	1.92 1.92 1.92	144,000 240,000 288,000	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.26 1.26 1.26	189,000 252,000 283,500	$375,000 $400,000 $425,000
* Note that the death benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance. ** Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 40, and the premiums paid with interest less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

Once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your basic insurance amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No transaction charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in

6

each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 7½% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 1½% of allocated premiums paid in excess of this amount for the first four Contract years of the coverage segment, 1% of premiums received up to the Target Premium and ½% of any excess for the next three Contract years of the coverage segment, and 0% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The financial statements of Pruco Life of New Jersey as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2007 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full

7

withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruSelectSM III had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruSelectSM III are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at value	$202,725,566	$113,766,849	$183,817,952	$252,941,279
Net Assets	$202,725,566	$113,766,849	$183,817,952	$252,941,279
NET ASSETS, representing:
Accumulation units	$202,725,566	$113,766,849	$183,817,952	$252,941,279
	$202,725,566	$113,766,849	$183,817,952	$252,941,279
Units outstanding	149,741,372	62,812,014	21,367,751	38,685,391
Portfolio shares held	20,272,557	10,437,326	6,195,415	13,821,928
Portfolio net asset value per share	$10.00	$10.90	$29.67	$18.30
Investment in portfolio shares, at cost	$202,725,217	$112,824,087	$139,200,752	$220,669,590

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
INVESTMENT INCOME
Dividend income	$8,704,112	$3,703,033	$1,949,806	$6,035,565
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	407,271	229,385	1,069,806	1,585,178
Reimbursement for excess expenses	(3,696)	(7,372)	0	(522,637)
NET EXPENSES	403,575	222,013	1,069,806	1,062,541
NET INVESTMENT INCOME (LOSS)	8,300,537	3,481,020	880,000	4,973,024
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	123,475	9,687,402
Realized gain (loss) on shares redeemed	(13)	(42,464)	1,843,534	1,773,940
Net change in unrealized gain (loss) on investments	13	1,116,651	12,139,242	(1,955,063)
NET GAIN (LOSS) ON INVESTMENTS	0	1,074,187	14,106,251	9,506,279
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,300,537	$4,555,207	$14,986,251	$14,479,303

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$119,719,727	$525,914,371	$57,412,098	$20,885,359	$29,199,462	$14,080,074
$119,719,727	$525,914,371	$57,412,098	$20,885,359	$29,199,462	$14,080,074

$119,719,727	$525,914,371	$57,412,098	$20,885,359	$29,199,462	$14,080,074
$119,719,727	$525,914,371	$57,412,098	$20,885,359	$29,199,462	$14,080,074
22,966,429	244,578,066	28,496,349	2,604,902	1,347,323	5,755,497
7,173,141	103,323,059	1,558,417	891,014	518,825	571,896
$16.69	$5.09	$36.84	$23.44	$56.28	$24.62
$102,148,149	$532,587,845	$48,531,322	$19,035,634	$18,040,670	$11,163,592

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$3,548,023	$37,588,661	$945,048	$305,313	$153,843	$152,537

755,795	2,158,176	300,035	150,310	144,190	92,726
(195,077)	0	0	0	0	0
560,718	2,158,176	300,035	150,310	144,190	92,726
2,987,305	35,430,485	645,013	155,003	9,653	59,811

0	0	0	2,466,333	4,549,561	0
760,477	210,874	5,479,500	1,388,681	606,052	957,758
2,765,454	(24,225,516)	(2,340,472)	(3,385,623)	4,213,554	326,978
3,525,931	(24,014,642)	3,139,028	469,391	9,369,167	1,284,736

$6,513,236	$11,415,843	$3,784,041	$624,394	$9,378,820	$1,344,547

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at value	$2,858,861	$23,354,032	$10,829,544	$422,474
Net Assets	$2,858,861	$23,354,032	$10,829,544	$422,474
NET ASSETS, representing:
Accumulation units	$2,858,861	$23,354,032	$10,829,544	$422,474
	$2,858,861	$23,354,032	$10,829,544	$422,474
Units outstanding	890,170	10,785,071	2,777,319	342,697
Portfolio shares held	251,218	992,522	508,191	23,855
Portfolio net asset value per share	$11.38	$23.53	$21.31	$17.71
Investment in portfolio shares, at cost	$2,989,113	$22,186,108	$10,186,829	$376,743

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
INVESTMENT INCOME
Dividend income	$126,525	$67,363	$69,378	$5,825
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	17,173	117,846	88,653	3,037
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	17,173	117,846	88,653	3,037
NET INVESTMENT INCOME (LOSS)	109,352	(50,483)	(19,275)	2,788
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	790,002	46,811
Realized gain (loss) on shares redeemed	(18,688)	(16,542)	1,026,814	12,575
Net change in unrealized gain (loss) on investments	50,359	2,461,797	(1,738,684)	(14,545)
NET GAIN (LOSS) ON INVESTMENTS	31,671	2,445,255	78,132	44,841
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$141,023	$2,394,772	$58,857	$47,629

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Franklin Small- Mid Cap Growth Securities Fund	Prudential SP T. Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio

$328,189	$64,627	$217,087	$212,663	$1,133,747	$5,348,949
$328,189	$64,627	$217,087	$212,663	$1,133,747	$5,348,949

$328,189	$64,627	$217,087	$212,663	$1,133,747	$5,348,949
$328,189	$64,627	$217,087	$212,663	$1,133,747	$5,348,949
397,986	89,870	111,947	225,470	995,701	3,541,867
12,417	2,584	29,061	9,283	146,479	445,746
$26.43	$25.01	$7.47	$22.91	$7.74	$12.00
$279,472	$49,200	$223,446	$185,963	$973,900	$4,559,583

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund	Franklin Small- Mid Cap Growth Securities Fund	Prudential SP T. Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio

$2,224	$0	$3,348	$0	$2,697	$43,555

2,370	510	2,003	1,405	2,779	14,868
0	0	0	0	0	0
2,370	510	2,003	1,405	2,779	14,868
(146)	(510)	1,345	(1,405)	(82)	28,687

0	0	17,363	14,405	0	184,161
1,022	628	286	1,331	14,132	69,273
38,210	10,161	(33,206)	4,224	61,692	(79,941)
39,232	10,789	(15,557)	19,960	75,824	173,493

$39,086	$10,279	$(14,212)	$18,555	$75,742	$202,180

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential SP Small Cap Value Portfolio	Prudential SP Small Cap Growth Portfolio	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio
ASSETS
Investment in the portfolios, at value	$5,232,356	$1,083,897	$4,837,259	$1,318,428
Net Assets	$5,232,356	$1,083,897	$4,837,259	$1,318,428
NET ASSETS, representing:
Accumulation units	$5,232,356	$1,083,897	$4,837,259	$1,318,428
	$5,232,356	$1,083,897	$4,837,259	$1,318,428
Units outstanding	3,283,909	1,015,431	3,416,542	864,201
Portfolio shares held	428,180	142,431	414,504	134,123
Portfolio net asset value per share	$12.22	$7.61	$11.67	$9.83
Investment in portfolio shares, at cost	$5,545,666	$961,569	$4,692,919	$1,367,082

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential SP Small Cap Value Portfolio	Prudential SP Small Cap Growth Portfolio	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio
INVESTMENT INCOME
Dividend income	$42,524	$0	$191,586	$88,817
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	13,304	2,535	11,921	3,679
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	13,304	2,535	11,921	3,679
NET INVESTMENT INCOME (LOSS)	29,220	(2,535)	179,665	85,138
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	333,854	40,109	0	19,662
Realized gain (loss) on shares redeemed	31,536	18,086	(3,485)	801
Net change in unrealized gain (loss) on investments	(623,140)	(2,651)	213,672	(62,874)
NET GAIN (LOSS) ON INVESTMENTS	(257,750)	55,544	210,187	(42,411)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(228,530)	$53,009	$389,852	$42,727

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio — Service Shares	Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio

$839,049	$2,360,577	$568,648	$491,751	$3,198,330	$4,069,013
$839,049	$2,360,577	$568,648	$491,751	$3,198,330	$4,069,013

$839,049	$2,360,577	$568,648	$491,751	$3,198,330	$4,069,013
$839,049	$2,360,577	$568,648	$491,751	$3,198,330	$4,069,013
719,164	1,636,780	418,785	385,210	3,134,806	2,541,305
32,172	200,049	65,063	59,247	424,745	483,830
$26.08	$11.80	$8.74	$8.30	$7.53	$8.41
$641,254	$2,270,793	$488,690	$414,049	$2,818,501	$3,620,260

SUBACCOUNTS (Continued)
Janus Aspen Large Cap Growth Portfolio — Service Shares	Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio

$4,533	$41,051	$6,338	$0	$6,766	$12,891

1,907	5,413	1,381	1,176	6,747	9,752
0	0	0	0	0	0
1,907	5,413	1,381	1,176	6,747	9,752
2,626	35,638	4,957	(1,176)	19	3,139

0	156,334	5,527	18,660	256,095	386,360
19,339	48,625	9,805	5,837	67,089	109,330
78,397	(316,958)	15,288	37,888	83,797	52,598
97,736	(111,999)	30,620	62,385	406,981	548,288

$100,362	$(76,361)	$35,577	$61,209	$407,000	$551,427

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at value	$2,313,170	$8,645,055	$18,326,346	$6,164,400
Net Assets	$2,313,170	$8,645,055	$18,326,346	$6,164,400
NET ASSETS, representing:
Accumulation units	$2,313,170	$8,645,055	$18,326,346	$6,164,400
	$2,313,170	$8,645,055	$18,326,346	$6,164,400
Units outstanding	1,575,776	5,738,149	11,908,002	3,990,729
Portfolio shares held	191,329	718,028	1,581,221	573,433
Portfolio net asset value per share	$12.09	$12.04	$11.59	$10.75
Investment in portfolio shares, at cost	$2,097,782	$7,653,847	$15,978,304	$5,372,423

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio
INVESTMENT INCOME
Dividend income	$68,823	$188,319	$269,570	$57,290
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	6,613	20,375	37,074	12,907
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	6,613	20,375	37,074	12,907
NET INVESTMENT INCOME (LOSS)	62,210	167,944	232,496	44,383
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	49,697	235,427	633,285	272,436
Realized gain (loss) on shares redeemed	21,906	113,606	315,623	132,516
Net change in unrealized gain (loss) on investments	47,402	148,515	179,678	331
NET GAIN (LOSS) ON INVESTMENTS	119,005	497,548	1,128,586	405,283
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$181,215	$665,492	$1,361,082	$449,666

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Goldman Sachs Structured Small Cap Equity Fund	AIM V.I. Technology Fund	M Financial Turner Core Growth Fund	M Financial Brandes International Equity Fund

$2,048,063	$2,935,493	$27,190	$57,017	$105,569	$73,611
$2,048,063	$2,935,493	$27,190	$57,017	$105,569	$73,611

$2,048,063	$2,935,493	$27,190	$57,017	$105,569	$73,611
$2,048,063	$2,935,493	$27,190	$57,017	$105,569	$73,611
1,080,379	1,633,430	18,777	170,843	6,062	3,738
240,383	276,152	2,539	3,776	5,408	3,990
$8.52	$10.63	$10.71	$15.10	$19.52	$18.45
$1,769,832	$2,756,872	$34,838	$47,554	$95,907	$78,450

SUBACCOUNTS (Continued)
Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Goldman Sachs Structured Small Cap Equity Fund	AIM V.I. Technology Fund	M Financial Turner Core Growth Fund	M Financial Brandes International Equity Fund

$12,965	$58,934	$116	$0	$372	$1,493

5,354	7,528	57	116	0	0
0	0	0	0	0	0
5,354	7,528	57	116	0	0
7,611	51,406	59	(116)	372	1,493

268,101	545,854	2,999	0	7,138	9,549
71,689	139,178	(19)	449	551	594
(45,239)	(338,653)	(8,117)	3,784	8,303	(7,772)
294,551	346,379	(5,137)	4,233	15,992	2,371

$302,162	$397,785	$(5,078)	$4,117	$16,364	$3,864

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	M Financial Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST UBS Dynamic Alpha Portfolio	AST DeAm Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at value	$14,378	$52,922	$9,160	$71,905
Net Assets	$14,378	$52,922	$9,160	$71,905
NET ASSETS, representing:
Accumulation units	$14,378	$52,922	$9,160	$71,905
	$14,378	$52,922	$9,160	$71,905
Units outstanding	869	4,450	773	5,458
Portfolio shares held	1,187	4,367	665	5,725
Portfolio net asset value per share	$12.11	$12.12	$13.77	$12.56
Investment in portfolio shares, at cost	$15,205	$75,903	$9,059	$77,650

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	M Financial Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST UBS Dynamic Alpha Portfolio	AST DeAm Large-Cap Value Portfolio
INVESTMENT INCOME
Dividend income	$93	$2,525	$72	$817
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	0	44	8	49
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	0	44	8	49
NET INVESTMENT INCOME (LOSS)	93	2,481	64	768
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	984	12,218	0	5,204
Realized gain (loss) on shares redeemed	127	(861)	207	800
Net change in unrealized gain (loss) on investments	(970)	(25,887)	(247)	(7,435)
NET GAIN (LOSS) ON INVESTMENTS	141	(14,530)	(40)	(1,431)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$234	$(12,049)	$24	$(663)

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
AST Neuberger Berman Small- Cap Growth Portfolio	AST DeAm Small-Cap Value Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio

$3,398	$20,398	$16,967	$90,969	$26,476	$59,705
$3,398	$20,398	$16,967	$90,969	$26,476	$59,705

$3,398	$20,398	$16,967	$90,969	$26,476	$59,705
$3,398	$20,398	$16,967	$90,969	$26,476	$59,705
248	1,991	1,225	7,575	1,974	4,518
317	2,242	1,469	6,447	4,518	2,544
$10.72	$9.10	$11.55	$14.11	$5.86	$23.47
$3,113	$26,688	$17,933	$105,953	$24,995	$55,886

SUBACCOUNTS (Continued)
AST Neuberger Berman Small- Cap Growth Portfolio	AST DeAm Small-Cap Value Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio

$0	$211	$0	$926	$0	$96

2	18	9	74	15	30
0	0	0	0	0	0
2	18	9	74	15	30
(2)	193	(9)	852	(15)	66

0	3,272	1,516	10,276	0	0
100	(124)	280	760	532	627
262	(6,975)	(1,140)	(18,326)	1,330	3,046
362	(3,827)	656	(7,290)	1,862	3,673

$360	$(3,634)	$647	$(6,438)	$1,847	$3,739

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2007

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at value	$16,916	$61,359	$31,970	$242,903
Net Assets	$16,916	$61,359	$31,970	$242,903
NET ASSETS, representing:
Accumulation units	$16,916	$61,359	$31,970	$242,903
	$16,916	$61,359	$31,970	$242,903
Units outstanding	1,268	4,032	2,869	13,526
Portfolio shares held	1,560	2,726	2,814	6,254
Portfolio net asset value per share	$10.84	$22.51	$11.36	$38.84
Investment in portfolio shares, at cost	$15,313	$53,624	$31,462	$209,777

STATEMENT OF OPERATIONS
For the period ended December 31, 2007

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio
INVESTMENT INCOME
Dividend income	$5	$0	$1,527	$1,149
EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	13	49	28	143
Reimbursement for excess expenses	0	0	0	0
NET EXPENSES	13	49	28	143
NET INVESTMENT INCOME (LOSS)	(8)	(49)	1,499	1,006
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	12,319
Realized gain (loss) on shares redeemed	496	2,439	62	4,324
Net change in unrealized gain (loss) on investments	1,279	5,915	341	31,153
NET GAIN (LOSS) ON INVESTMENTS	1,775	8,354	403	47,796
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,767	$8,305	$1,902	$48,802

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Financial Frontier Capital Appreciation Fund

$29,304	$104,267	$52,053	$6,109
$29,304	$104,267	$52,053	$6,109

$29,304	$104,267	$52,053	$6,109
$29,304	$104,267	$52,053	$6,109
2,055	7,331	4,501	361
2,122	3,968	4,211	247
$13.81	$26.28	$12.36	$24.74
$30,691	$98,849	$49,612	$6,553

SUBACCOUNTS (Continued)
AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Financial Frontier Capital Appreciation Fund

$635	$1,499	$1,300	$0

24	74	42	0
0	0	0	0
24	74	42	0
611	1,425	1,258	0

3,208	0	0	518
693	2,152	1,440	44
(2,544)	2,065	1,478	(444)
1,357	4,217	2,918	118

$1,968	$5,642	$4,176	$118

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$8,300,537	$5,818,162	$3,481,020	$1,256,948
Capital gains distributions received	0	0	0	261,223
Realized gain (loss) on shares redeemed	(13)	(336)	(42,464)	(10,046)
Net change in unrealized gain (loss) on investments	13	336	1,116,651	(247,198)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,300,537	5,818,162	4,555,207	1,260,927
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	121,238,207	33,069,155	2,177,260	2,339,467
Policy loans	(233,722)	(250,833)	(542,091)	(617,445)
Policy loan repayments and interest	118,558	216,889	654,761	439,900
Surrenders, withdrawals and death benefits	(616,858)	(513,429)	(5,278,809)	(984,911)
Net transfers between other subaccounts or fixed rate option	(62,876,008)	2,326,059	84,534,869	(2,785,319)
Withdrawal and other charges	(2,490,230)	(2,047,927)	(1,660,064)	(1,218,992)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	55,139,947	32,799,914	79,885,926	(2,827,300)
TOTAL INCREASE (DECREASE) IN NET ASSETS	63,440,484	38,618,076	84,441,133	(1,566,373)
NET ASSETS
Beginning of period	139,285,082	100,667,006	29,325,716	30,892,089
End of period	$202,725,566	$139,285,082	$113,766,849	$29,325,716
Beginning units	111,116,877	83,328,018	8,846,534	9,276,703
Units issued	111,725,564	38,389,500	56,359,318	1,535,950
Units redeemed	(73,101,069)	(10,600,641)	(2,393,838)	(1,966,119)
Ending units	149,741,372	111,116,877	62,812,014	8,846,534

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$880,000	$855,544	$4,973,024	$3,593,400	$2,987,305	$2,277,448
123,475	0	9,687,402	3,334,278	0	235,870
1,843,534	1,007,239	1,773,940	743,023	760,477	332,031

12,139,242	16,872,460	(1,955,063)	18,455,177	2,765,454	7,789,903

14,986,251	18,735,243	14,479,303	26,125,878	6,513,236	10,635,252

6,948,018	7,205,354	10,702,975	11,229,032	5,485,252	5,886,898
(3,660,088)	(3,612,905)	(4,913,490)	(4,362,893)	(1,815,892)	(1,835,177)
3,261,685	3,683,166	4,660,093	4,604,387	1,862,549	1,911,741
(5,468,186)	(5,595,047)	(8,321,826)	(7,757,105)	(3,472,893)	(3,814,856)

(1,765,033)	(1,804,379)	(2,968,102)	(3,006,406)	(1,836,315)	(1,362,915)
(4,796,772)	(4,990,963)	(7,353,571)	(7,551,295)	(3,751,981)	(3,864,903)

(5,480,376)	(5,114,774)	(8,193,921)	(6,844,280)	(3,529,280)	(3,079,212)
9,505,875	13,620,469	6,285,382	19,281,598	2,983,956	7,556,040

174,312,077	160,691,608	246,655,897	227,374,299	116,735,771	109,179,731
$183,817,952	$174,312,077	$252,941,279	$246,655,897	$119,719,727	$116,735,771
21,523,763	21,752,333	39,879,389	41,016,445	23,625,438	24,269,718
2,124,346	2,556,937	2,466,145	2,860,450	1,474,158	1,739,102
(2,280,358)	(2,785,507)	(3,660,143)	(3,997,506)	(2,133,167)	(2,383,382)
21,367,751	21,523,763	38,685,391	39,879,389	22,966,429	23,625,438

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$35,430,485	$36,928,476	$645,013	$843,612
Capital gains distributions received	0	0	0	193,899
Realized gain (loss) on shares redeemed	210,874	327,935	5,479,500	914,308
Net change in unrealized gain (loss) on investments	(24,225,516)	9,353,747	(2,340,472)	8,123,496
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,415,843	46,610,158	3,784,041	10,075,315
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	644,235	611,371	3,873,837	3,814,989
Policy loans	(152,276)	(153,768)	(1,103,175)	(1,080,302)
Policy loan repayments and interest	137,383	155,539	1,424,766	565,134
Surrenders, withdrawals and death benefits	(241,462)	(255,758)	(14,304,949)	(1,133,939)
Net transfers between other subaccounts or fixed rate option	(772,304)	(4,456,127)	(8,483,222)	(9,931,664)
Withdrawal and other charges	(3,513,591)	(3,295,831)	(1,976,336)	(2,176,101)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,898,015)	(7,394,574)	(20,569,079)	(9,941,883)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,517,828	39,215,584	(16,785,038)	133,432
NET ASSETS
Beginning of period	518,396,543	479,180,959	74,197,136	74,063,704
End of period	$525,914,371	$518,396,543	$57,412,098	$74,197,136

Beginning units	246,404,788	249,338,593	36,649,102	40,353,711
Units issued	498,495	583,650	4,773,985	3,441,693
Units redeemed	(2,325,217)	(3,517,455)	(12,926,738)	(7,146,302)
Ending units	244,578,066	246,404,788	28,496,349	36,649,102

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$155,003	$220,112	$9,653	$233,806	$59,811	$19,630
2,466,333	810,580	4,549,561	2,783,806	0	0
1,388,681	1,004,831	606,052	452,246	957,758	593,321
(3,385,623)	1,763,062	4,213,554	(88,927)	326,978	1,668,010

624,394	3,798,585	9,378,820	3,380,931	1,344,547	2,280,961

504,706	538,262	381,553	324,582	934,912	910,739
(409,502)	(280,802)	(509,057)	(441,716)	(247,021)	(187,754)
251,064	294,122	244,309	266,782	174,133	189,935
(456,984)	(395,550)	(394,720)	(530,545)	(369,253)	(333,513)

(5,016,358)	528,638	633,593	1,334,206	(4,253,850)	608,919
(416,154)	(404,364)	(354,916)	(327,372)	(509,860)	(512,043)

(5,543,228)	280,306	762	625,937	(4,270,939)	676,283
(4,918,834)	4,078,891	9,379,582	4,006,868	(2,926,392)	2,957,244

25,804,193	21,725,302	19,819,880	15,813,012	17,006,466	14,049,222
$20,885,359	$25,804,193	$29,199,462	$19,819,880	$14,080,074	$17,006,466

3,295,967	3,200,658	1,348,073	1,306,448	7,307,549	7,154,269
1,290,521	967,339	143,855	220,150	1,111,833	3,136,006
(1,981,586)	(872,030)	(144,605)	(178,525)	(2,663,885)	(2,982,726)
2,604,902	3,295,967	1,347,323	1,348,073	5,755,497	7,307,549

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential Government Income Portfolio		Prudential Jennison Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$109,352	$126,956	$(50,483)	$(63,016)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(18,688)	(36,907)	(16,542)	(1,100,259)
Net change in unrealized gain (loss) on investments	50,359	(1,826)	2,461,797	1,071,120
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	141,023	88,223	2,394,772	(92,155)
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	129,993	186,651	2,201,252	2,372,066
Policy loans	(42,898)	(52,624)	(517,036)	(495,237)
Policy loan repayments and interest	22,520	34,112	398,454	430,818
Surrenders, withdrawals and death benefits	(79,141)	(190,472)	(717,847)	(826,030)
Net transfers between other subaccounts or fixed rate option	(175,981)	(210,587)	(740,373)	(4,804,761)
Withdrawal and other charges	(83,121)	(89,277)	(1,064,440)	(1,227,998)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(228,628)	(322,197)	(439,990)	(4,551,142)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,605)	(233,974)	1,954,782	(4,643,297)
NET ASSETS
Beginning of period	2,946,466	3,180,440	21,399,250	26,042,547
End of period	$2,858,861	$2,946,466	$23,354,032	$21,399,250

Beginning units	963,899	1,072,903	10,697,649	12,283,395
Units issued	63,609	97,887	1,875,735	2,454,948
Units redeemed	(137,338)	(206,891)	(1,788,313)	(4,040,694)
Ending units	890,170	963,899	10,785,071	10,697,649

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Large Cap Growth Portfolio — Institutional Shares
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(19,275)	$21,050	$2,788	$1,072	$(146)	$(994)
790,002	495,289	46,811	896	0	0
1,026,814	134,954	12,575	11,959	1,022	(8,207)
(1,738,684)	735,807	(14,545)	27,856	38,210	42,357

58,857	1,387,100	47,629	41,783	39,086	33,156

319,418	340,406	29,499	44,778	21,392	26,258
(189,204)	(240,386)	0	0	0	0
232,633	173,475	0	0	0	0
(421,701)	(300,611)	0	0	0	(4,168)

(4,877,280)	4,698,911	80,551	(59,270)	2,249	(191,918)
(245,480)	(247,450)	(7,440)	(6,110)	(4,353)	(4,388)

(5,181,614)	4,424,345	102,610	(20,602)	19,288	(174,216)
(5,122,757)	5,811,445	150,239	21,181	58,374	(141,060)

15,952,301	10,140,856	272,235	251,054	269,815	410,875
$10,829,544	$15,952,301	$422,474	$272,235	$328,189	$269,815

4,045,060	2,931,146	245,131	271,149	374,074	636,553
248,806	1,469,572	173,501	65,241	32,033	39,384
(1,516,547)	(355,658)	(75,935)	(91,259)	(8,121)	(301,863)
2,777,319	4,045,060	342,697	245,131	397,986	374,074

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	MFS Emerging Growth Series		American Century VP Value Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(510)	$(419)	$1,345	$1,011
Capital gains distributions received	0	0	17,363	17,486
Realized gain (loss) on shares redeemed	628	2,241	286	3,096
Net change in unrealized gain (loss) on investments	10,161	2,300	(33,206)	11,754
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,279	4,122	(14,212)	33,347
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,671	4,993	19,563	16,335
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(5,882)	0	(29,878)
Net transfers between other subaccounts or fixed rate option	5,004	(9,090)	4,272	48,516
Withdrawal and other charges	(322)	(494)	(2,827)	(3,250)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,353	(10,473)	21,008	31,723
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,632	(6,351)	6,796	65,070
NET ASSETS
Beginning of period	47,995	54,346	210,291	145,221
End of period	$64,627	$47,995	$217,087	$210,291

Beginning units	80,147	97,053	101,946	82,792
Units issued	12,948	13,457	11,350	38,928
Units redeemed	(3,225)	(30,363)	(1,349)	(19,774)
Ending units	89,870	80,147	111,947	101,946

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Franklin Small-Mid Cap Growth Securities Fund		Prudential SP T. Rowe Price Large Cap Growth Portfolio		Prudential SP Davis Value Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(1,405)	$(1,100)	$(82)	$(2,159)	$28,687	$18,149
14,405	0	0	96,680	184,161	60,714
1,331	8,470	14,132	7,264	69,273	64,445
4,224	7,304	61,692	(51,121)	(79,941)	424,450

18,555	14,674	75,742	50,664	202,180	567,758

23,961	43,155	270,241	285,087	1,184,660	1,212,498
0	0	(27,526)	(13,326)	(84,349)	(67,485)
0	0	9,531	746	8,016	4,371
0	(6,059)	(22,971)	(20,328)	(147,303)	(113,511)

1,242	(34,215)	321	17,159	3,545	(58,338)
(6,599)	(5,809)	(116,805)	(137,938)	(475,531)	(530,422)

18,604	(2,928)	112,791	131,400	489,038	447,113
37,159	11,746	188,533	182,064	691,218	1,014,871

175,504	163,758	945,214	763,150	4,657,731	3,642,860
$212,663	$175,504	$1,133,747	$945,214	$5,348,949	$4,657,731

205,390	207,202	902,222	778,118	3,229,038	2,906,234
27,698	70,775	256,608	307,016	834,002	1,032,969
(7,618)	(72,587)	(163,129)	(182,912)	(521,173)	(710,165)
225,470	205,390	995,701	902,222	3,541,867	3,229,038

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP Small Cap Value Portfolio		Prudential SP Small Cap Growth Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$29,220	$9,966	$(2,535)	$(1,854)
Capital gains distributions received	333,854	634,668	40,109	0
Realized gain (loss) on shares redeemed	31,536	25,688	18,086	10,963
Net change in unrealized gain (loss) on investments	(623,140)	(95,193)	(2,651)	73,658
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(228,530)	575,129	53,009	82,767
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,488,585	1,617,383	286,465	284,952
Policy loans	(125,161)	(69,716)	(10,516)	(19,508)
Policy loan repayments and interest	13,325	5,013	1,824	427
Surrenders, withdrawals and death benefits	(171,569)	(115,496)	(51,185)	(11,090)
Net transfers between other subaccounts or fixed rate option	(47,127)	(102,391)	60,384	30,843
Withdrawal and other charges	(622,118)	(739,911)	(117,027)	(124,670)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	535,935	594,882	169,945	160,954
TOTAL INCREASE (DECREASE) IN NET ASSETS	307,405	1,170,011	222,954	243,721
NET ASSETS
Beginning of period	4,924,951	3,754,940	860,943	617,222
End of period	$5,232,356	$4,924,951	$1,083,897	$860,943

Beginning units	2,961,850	2,572,137	858,803	694,339
Units issued	933,282	1,154,375	339,686	347,492
Units redeemed	(611,223)	(764,662)	(183,058)	(183,028)
Ending units	3,283,909	2,961,850	1,015,431	858,803

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Prudential SP PIMCO Total Return Portfolio		Prudential SP PIMCO High Yield Portfolio		Janus Aspen Large Cap Growth Portfolio — Service Shares
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$179,665	$143,124	$85,138	$77,783	$2,626	$248
0	0	19,662	9,283	0	0
(3,485)	(10,313)	801	868	19,339	11,392
213,672	(6,806)	(62,874)	10,090	78,397	52,005

389,852	126,005	42,727	98,024	100,362	63,645

1,230,684	1,342,067	389,887	447,115	186,640	210,941
(69,211)	(46,065)	(28,901)	(17,607)	(24,828)	(15,910)
11,708	3,189	10,928	1,016	2,189	1,490
(276,328)	(133,741)	(95,328)	(17,282)	(51,891)	(20,995)

126,096	(52,596)	(28,009)	(66,092)	24,342	(20,308)
(542,460)	(596,696)	(178,683)	(195,661)	(72,145)	(91,276)

480,489	516,158	69,894	151,489	64,307	63,942
870,341	642,163	112,621	249,513	164,669	127,587

3,966,918	3,324,755	1,205,807	956,294	674,380	546,793
$4,837,259	$3,966,918	$1,318,428	$1,205,807	$839,049	$674,380

3,051,294	2,628,147	811,329	695,186	661,962	595,013
1,197,107	1,189,521	300,063	376,925	197,494	223,749
(831,859)	(766,374)	(247,191)	(260,782)	(140,292)	(156,800)
3,416,542	3,051,294	864,201	811,329	719,164	661,962

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP Large Cap Value Portfolio		Prudential SP AIM Core Equity Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$35,638	$14,996	$4,957	$2,094
Capital gains distributions received	156,334	71,588	5,527	17,486
Realized gain (loss) on shares redeemed	48,625	33,509	9,805	3,541
Net change in unrealized gain (loss) on investments	(316,958)	183,155	15,288	31,216
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76,361)	303,248	35,577	54,337
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	699,936	695,432	152,346	132,062
Policy loans	(57,563)	(23,411)	(14,165)	(3,149)
Policy loan repayments and interest	9,429	1,897	2,010	224
Surrenders, withdrawals and death benefits	(111,108)	(60,199)	(22,898)	(7,847)
Net transfers between other subaccounts or fixed rate option	91,763	82,839	17,999	65,302
Withdrawal and other charges	(307,530)	(335,177)	(62,623)	(69,735)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	324,927	361,381	72,669	116,857
TOTAL INCREASE (DECREASE) IN NET ASSETS	248,566	664,629	108,246	171,194
NET ASSETS
Beginning of period	2,112,011	1,447,382	460,402	289,208
End of period	$2,360,577	$2,112,011	$568,648	$460,402

Beginning units	1,420,586	1,152,611	364,859	265,292
Units issued	568,656	663,768	134,236	169,644
Units redeemed	(352,462)	(395,793)	(80,310)	(70,077)
Ending units	1,636,780	1,420,586	418,785	364,859

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Prudential SP Strategic Partners Focused Growth Portfolio		Prudential SP Mid Cap Growth Portfolio		SP Prudential U.S. Emerging Growth Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(1,176)	$(1,390)	$19	$(6,844)	$3,139	$(7,753)
18,660	25,611	256,095	0	386,360	199,237
5,837	2,724	67,089	51,608	109,330	72,008
37,888	(27,447)	83,797	(92,574)	52,598	(4,059)

61,209	(502)	407,000	(47,810)	551,427	259,433

133,130	137,180	891,265	984,605	932,023	979,088
(9,101)	(7,050)	(79,442)	(47,646)	(88,758)	(32,178)
1,015	571	6,730	3,797	8,563	2,932
(8,245)	(3,224)	(81,625)	(59,812)	(109,904)	(72,355)

(79,625)	65,014	(162,507)	(101,126)	(82,743)	85,246
(56,153)	(59,942)	(346,667)	(407,665)	(392,538)	(453,752)

(18,979)	132,549	227,754	372,153	266,643	508,981
42,230	132,047	634,754	324,343	818,070	768,414

449,521	317,474	2,563,576	2,239,233	3,250,943	2,482,529
$491,751	$449,521	$3,198,330	$2,563,576	$4,069,013	$3,250,943

409,597	287,097	2,961,627	2,586,231	2,382,331	2,001,372
113,559	204,816	922,469	1,122,286	815,871	1,052,222
(137,946)	(82,316)	(749,290)	(746,890)	(656,897)	(671,263)
385,210	409,597	3,134,806	2,961,627	2,541,305	2,382,331

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP Conservative Asset Allocation Portfolio		Prudential SP Balanced Asset Allocation Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$62,210	$51,789	$167,944	$120,670
Capital gains distributions received	49,697	24,978	235,427	86,226
Realized gain (loss) on shares redeemed	21,906	14,321	113,606	61,866
Net change in unrealized gain (loss) on investments	47,402	52,488	148,515	328,154
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	181,215	143,576	665,492	596,916
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	585,245	573,609	2,721,370	2,690,771
Policy loans	(47,633)	(32,900)	(169,487)	(54,610)
Policy loan repayments and interest	5,799	1,828	8,965	6,056
Surrenders, withdrawals and death benefits	(38,332)	(48,241)	(240,849)	(212,415)
Net transfers between other subaccounts or fixed rate option	(20,351)	(35,532)	250,808	63,061
Withdrawal and other charges	(271,048)	(299,996)	(1,344,864)	(1,322,378)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	213,680	158,768	1,225,943	1,170,485
TOTAL INCREASE (DECREASE) IN NET ASSETS	394,895	302,344	1,891,435	1,767,401
NET ASSETS
Beginning of period	1,918,275	1,615,931	6,753,620	4,986,219
End of period	$2,313,170	$1,918,275	$8,645,055	$6,753,620

Beginning units	1,422,699	1,294,899	4,880,632	3,969,940
Units issued	415,906	489,971	2,090,972	2,255,489
Units redeemed	(262,829)	(362,171)	(1,233,455)	(1,344,797)
Ending units	1,575,776	1,422,699	5,738,149	4,880,632

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
Prudential SP Growth Asset Allocation Portfolio		Prudential SP Aggressive Growth Asset Allocation Portfolio		Prudential SP International Growth Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$232,496	$162,218	$44,383	$52,381	$7,611	$17,639
633,285	151,711	272,436	77,608	268,101	88,562
315,623	111,256	132,516	57,049	71,689	26,173
179,678	1,032,702	331	347,815	(45,239)	102,998

1,361,082	1,457,887	449,666	534,853	302,162	235,372

6,124,089	5,788,463	2,158,125	1,880,445	433,188	399,404
(205,815)	(136,256)	(194,245)	(77,666)	(37,196)	(26,447)
35,051	6,534	6,517	2,422	3,562	2,066
(953,159)	(341,340)	(261,275)	(78,316)	(34,008)	(22,317)

496,123	705,822	309,184	175,933	107,791	99,873
(2,788,205)	(2,585,371)	(960,490)	(842,445)	(202,362)	(196,765)

2,708,084	3,437,852	1,057,816	1,060,373	270,975	255,814
4,069,166	4,895,739	1,507,482	1,595,226	573,137	491,186

14,257,180	9,361,441	4,656,918	3,061,692	1,474,926	983,740
$18,326,346	$14,257,180	$6,164,400	$4,656,918	$2,048,063	$1,474,926

10,114,202	7,481,961	3,299,122	2,483,610	934,164	752,681
4,577,801	5,019,190	1,650,507	1,605,148	430,420	404,366
(2,784,001)	(2,386,949)	(958,900)	(789,636)	(284,205)	(222,883)
11,908,002	10,114,202	3,990,729	3,299,122	1,080,379	934,164

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	Prudential SP International Value Portfolio		Goldman Sachs Structured Small Cap Equity Fund
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$51,406	$16,813	$59	$133
Capital gains distributions received	545,854	17,295	2,999	2,015
Realized gain (loss) on shares redeemed	139,178	50,064	(19)	198
Net change in unrealized gain (loss) on investments	(338,653)	305,352	(8,117)	690
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	397,785	389,524	(5,078)	3,036
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	587,252	462,638	4,125	3,855
Policy loans	(51,200)	(22,910)	0	0
Policy loan repayments and interest	4,745	1,320	0	0
Surrenders, withdrawals and death benefits	(225,260)	(41,976)	0	(2,933)
Net transfers between other subaccounts or fixed rate option	477,033	253,134	0	353
Withdrawal and other charges	(256,697)	(231,367)	(574)	(460)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	535,873	420,839	3,551	815
TOTAL INCREASE (DECREASE) IN NET ASSETS	933,658	810,363	(1,527)	3,851
NET ASSETS
Beginning of period	2,001,835	1,191,472	28,717	24,866
End of period	$2,935,493	$2,001,835	$27,190	$28,717

Beginning units	1,318,199	1,020,689	16,529	16,037
Units issued	810,836	628,504	2,594	2,525
Units redeemed	(495,605)	(330,994)	(346)	(2,033)
Ending units	1,633,430	1,318,199	18,777	16,529

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
AIM V.I. Technology Fund		M Financial Turner Core Growth Fund		M Financial Brandes International Equity Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$(116)	$(106)	$372	$309	$1,493	$516
0	0	7,138	2,027	9,549	2,908
449	146	551	174	594	164
3,784	3,403	8,303	458	(7,772)	2,884

4,117	3,443	16,364	2,968	3,864	6,472

0	26,625	37,527	37,525	27,281	27,756
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	(1,273)	0

0	0	11,194	3,771	11,803	1,508
(2,934)	(2,837)	(12,094)	(10,467)	(9,326)	(7,384)

(2,934)	23,788	36,627	30,829	28,485	21,880
1,183	27,231	52,991	33,797	32,349	28,352

55,834	28,603	52,578	18,781	41,262	12,910
$57,017	$55,834	$105,569	$52,578	$73,611	$41,262

179,785	101,533	3,696	1,433	2,263	898
0	87,874	3,132	3,033	2,016	1,825
(8,942)	(9,622)	(766)	(770)	(541)	(460)
170,843	179,785	6,062	3,696	3,738	2,263

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	M Financial Business Opportunity Value Fund		AST Cohen & Steers Realty Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$93	$20	$2,481	$58
Capital gains distributions received	984	327	12,218	700
Realized gain (loss) on shares redeemed	127	24	(861)	104
Net change in unrealized gain (loss) on investments	(970)	179	(25,887)	2,905
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	234	550	(12,049)	3,767
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	0	45,285	3,532
Policy loans	0	0	(197)	0
Policy loan repayments and interest	0	0	1	0
Surrenders, withdrawals and death benefits	0	0	(4)	0
Net transfers between other subaccounts or fixed rate option	14,125	3,771	5,996	31,296
Withdrawal and other charges	(4,234)	(2,250)	(19,562)	(5,283)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,891	1,521	31,519	29,545
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,125	2,071	19,470	33,312
NET ASSETS
Beginning of period	4,253	2,182	33,452	140
End of period	$14,378	$4,253	$52,922	$33,452

Beginning units	271	158	2,250	13
Units issued	850	269	4,167	2,642
Units redeemed	(252)	(156)	(1,967)	(405)
Ending units	869	271	4,450	2,250

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
AST UBS Dynamic Alpha Portfolio		AST DeAm Large-Cap Value Portfolio		AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$64	$111	$768	$28	$(2)	$0
0	0	5,204	377	0	0
207	3	800	65	100	(13)
(247)	348	(7,435)	1,714	262	24

24	462	(663)	2,184	360	11

5,847	2,124	76,935	18,975	3,141	1,329
0	0	(976)	0	0	0
0	0	3	0	0	0
(438)	0	(213)	(33)	0	0
2,680	5,764	9,297	13,888	1,076	648
(4,443)	(2,886)	(39,284)	(10,234)	(2,292)	(942)

3,646	5,002	45,762	22,596	1,925	1,035
3,670	5,464	45,099	24,780	2,285	1,046

5,490	26	26,806	2,026	1,113	67
$9,160	$5,490	$71,905	$26,806	$3,398	$1,113

472	2	2,057	189	96	6
708	734	6,879	2,716	333	175
(407)	(264)	(3,478)	(848)	(181)	(85)
773	472	5,458	2,057	248	96

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	AST DeAm Small-Cap Value Portfolio		AST Federated Aggressive Growth Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$193	$6	$(9)	$(1)
Capital gains distributions received	3,272	285	1,516	0
Realized gain (loss) on shares redeemed	(124)	(30)	280	25
Net change in unrealized gain (loss) on investments	(6,975)	686	(1,140)	174
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,634)	947	647	198
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	24,149	9,751	16,141	2,622
Policy loans	(580)	0	(320)	0
Policy loan repayments and interest	2	0	1	0
Surrenders, withdrawals and death benefits	(980)	(25)	(284)	0
Net transfers between other subaccounts or fixed rate option	2,815	9,521	4,576	2,787
Withdrawal and other charges	(14,103)	(7,524)	(7,702)	(1,703)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	11,303	11,723	12,412	3,706
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,669	12,670	13,059	3,904
NET ASSETS
Beginning of period	12,729	59	3,908	4
End of period	$20,398	$12,729	$16,967	$3,908

Beginning units	1,021	6	313	1
Units issued	2,457	1,703	1,656	459
Units redeemed	(1,487)	(688)	(744)	(147)
Ending units	1,991	1,021	1,225	313

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio		AST Marsico Capital Growth Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$852	$14	$(15)	$(1)	$66	$(6)
10,276	372	0	0	0	0
760	151	532	11	627	8

(18,326)	3,351	1,330	151	3,046	796

(6,438)	3,888	1,847	161	3,739	798

86,145	29,082	22,040	3,743	35,407	9,247
(288)	0	0	0	0	0
1	0	1	0	1	0
(1,598)	0	(5)	(24)	0	0

7,212	31,090	10,151	2,547	24,370	7,160
(44,037)	(16,615)	(11,444)	(2,551)	(17,655)	(4,766)

47,435	43,557	20,743	3,715	42,123	11,641
40,997	47,445	22,590	3,876	45,862	12,439

49,972	2,527	3,886	10	13,843	1,404
$90,969	$49,972	$26,476	$3,886	$59,705	$13,843

3,924	238	345	1	1,203	131
7,422	5,099	2,876	586	4,785	1,514
(3,771)	(1,413)	(1,247)	(242)	(1,470)	(442)
7,575	3,924	1,974	345	4,518	1,203

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$(8)	$(3)	$(49)	$(11)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	496	26	2,439	118
Net change in unrealized gain (loss) on investments	1,279	326	5,915	1,825
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,767	349	8,305	1,932
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,350	8,771	38,546	18,724
Policy loans	(1,182)	0	(768)	0
Policy loan repayments and interest	3	0	0	0
Surrenders, withdrawals and death benefits	(523)	(29)	(3)	0
Net transfers between other subaccounts or fixed rate option	2,350	3,702	10,532	14,983
Withdrawal and other charges	(9,222)	(4,543)	(23,628)	(8,668)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,776	7,901	24,679	25,039
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,543	8,250	32,984	26,971
NET ASSETS
Beginning of period	8,373	123	28,375	1,404
End of period	$16,916	$8,373	$61,359	$28,375

Beginning units	722	12	2,276	128
Units issued	1,434	1,128	4,087	2,961
Units redeemed	(888)	(418)	(2,331)	(813)
Ending units	1,268	722	4,032	2,276

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$1,499	$523	$1,006	$46	$611	$48
0	0	12,319	2,136	3,208	959
62	(6)	4,324	(299)	693	63

341	167	31,153	1,949	(2,544)	1,157

1,902	684	48,802	3,832	1,968	2,227

10,540	4,257	140,314	46,557	23,035	5,478
0	0	(4,032)	0	(821)	0
0	0	1	0	2	0
0	(32)	(4,122)	0	(1)	0

427	20,718	56,944	55,153	1,240	10,524
(4,183)	(2,343)	(73,024)	(28,392)	(12,159)	(2,189)

6,784	22,600	116,081	73,318	11,296	13,813
8,686	23,284	164,883	77,150	13,264	16,040

23,284	0	78,020	870	16,040	0
$31,970	$23,284	$242,903	$78,020	$29,304	$16,040

2,229	0	6,098	79	1,229	0
1,035	2,460	12,970	8,470	1,893	1,430
(395)	(231)	(5,542)	(2,451)	(1,067)	(201)
2,869	2,229	13,526	6,098	2,055	1,229

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

	SUBACCOUNTS
	AST JPMorgan International Equity Portfolio		AST T. Rowe Price Global Bond Portfolio
	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006	01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006
OPERATIONS
Net investment income (loss)	$1,425	$90	$1,258	$219
Capital gains distributions received	0	0	0	146
Realized gain (loss) on shares redeemed	2,152	221	1,440	106
Net change in unrealized gain (loss) on investments	2,065	3,357	1,478	976
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,642	3,668	4,176	1,447
CONTRACT OWNER TRANSACTIONS
Contract owner net payments	98,290	25,262	45,152	30,458
Policy loans	(813)	0	0	0
Policy loan repayments and interest	2	0	0	0
Surrenders, withdrawals and death benefits	(3,696)	(15)	(3,140)	(54)
Net transfers between other subaccounts or fixed rate option	11,230	27,818	8,548	13,363
Withdrawal and other charges	(52,906)	(13,387)	(31,681)	(18,621)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	52,107	39,678	18,879	25,146
TOTAL INCREASE (DECREASE) IN NET ASSETS	57,749	43,346	23,055	26,593
NET ASSETS
Beginning of period	46,518	3,172	28,998	2,405
End of period	$104,267	$46,518	$52,053	$28,998

Beginning units	3,576	299	2,747	242
Units issued	8,052	4,400	5,497	4,330
Units redeemed	(4,297)	(1,123)	(3,743)	(1,825)
Ending units	7,331	3,576	4,501	2,747

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
M Financial Frontier Capital Appreciation Fund
01/01/2007 to 12/31/2007	01/01/2006 to 12/31/2006

$0	$0
518	0
44	0

(444)	0

118	0

0	0
0	0
0	0
0	0

7,325	0
(1,334)	0

5,991	0
6,109	0

0	0
$6,109	$0

0	0
438	0
(77)	0
361	0

The accompanying notes are an integral part of these financial statements.

A36

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
December 31, 2007

Note 1: General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), effective November 10, 1999 Pruco Life of New Jersey PruSelect III (“PSEL III”), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier (“VUL”), effective December 15, 2003 Pruco Life of New Jersey MPremier VUL (“MPVUL”) and effective May 17, 2004 Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) contracts are invested in the Account.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. There are sixty-six subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., Advanced Series Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP T. Rowe Price Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small Cap Value Portfolio, Prudential SP Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP International Growth Portfolio, Prudential SP International Value Portfolio, AST Cohen & Steers Realty Portfolio, AST UBS Dynamic Alpha Portfolio, AST DeAm Large-Cap Value Portfolio, AST Neuberger Berman Small-Cap Growth Portfolio, AST DeAm Small-Cap Value Portfolio, AST Federated Aggressive Growth Portfolio, AST Small-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Growth Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST JPMorgan International Equity Portfolio, AST T.Rowe Price Global Bond Portfolio, AST MFS Equity Portfolio and AST PIMCO Limited Maturity Bond Portfolio. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, Janus Aspen Large Cap Growth Portfolio — Institutional Shares, MFS Emerging Growth Series, American Century VP Value Fund, Franklin Small-Mid Cap Growth Securities Fund, Janus Aspen Mid Cap Growth Portfolio — Service Shares, Janus Aspen Balanced Portfolio — Service Shares, Janus Aspen Large Cap Growth Portfolio — Service Shares, Janus Aspen International Growth Portfolio — Service Shares, Goldman Sachs Structured Small Cap Equity Fund,

A37

Note 1: General (Continued)

AIM V.I. Technology Fund, M Financial Turner Core Growth Fund, M Financial Brandes International Equity Fund, M Financial Business Opportunity Value Fund, M Financial Frontier Capital Appreciation Fund, American Century VP Income & Growth Fund, Dreyfus MidCap Stock Portfolio, Dreyfus Developing Leaders Portfolio, AIM V.I. Utilities Fund and Oppenheimer Midcap/VA. These financial statements relate only to the subaccounts available to the Variable Appreciable Account contract owners.

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

At December 31, 2007 and 2006 there were no balances or transactions for the periods then ended pertaining to the American Century VP Income & Growth Fund, Dreyfus MidCap Stock Portfolio, Dreyfus Developing Leaders Portfolio, AIM V.I. Utilities Fund, Oppenheimer Aggressive Growth Fund/VA, Janus Aspen Mid Cap Growth Portfolio — Service Shares, Janus Aspen Balanced Portfolio — Service Shares, and Janus Aspen International Growth Portfolio — Service Shares.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account expects to adopt this guidance effective January 1, 2008. The Account’s adoption of this guidance is not expected to have a material effect on the Account’s financial position and results of operations.

Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, whose investment securities are stated at value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3: Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A38

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$144,726,009	$(89,989,637)
Prudential Diversified Bond Portfolio	$87,268,777	$(7,604,864)
Prudential Equity Portfolio	$1,397,137	$(7,947,319)
Prudential Flexible Managed Portfolio	$822,472	$(10,078,935)
Prudential Conservative Balanced Portfolio	$652,026	$(4,742,024)
Prudential High Yield Bond Portfolio	$451,981	$(6,508,174)
Prudential Stock Index Portfolio	$8,552,120	$(29,421,233)
Prudential Value Portfolio	$2,199,580	$(7,893,118)
Prudential Natural Resources Portfolio	$1,209,128	$(1,352,555)
Prudential Global Portfolio	$1,525,595	$(5,889,260)
Prudential Government Income Portfolio	$92,455	$(338,257)
Prudential Jennison Portfolio	$1,248,655	$(1,806,491)
Prudential Small Capitalization Stock Portfolio	$462,842	$(5,733,109)
T. Rowe Price International Stock Portfolio	$184,394	$(84,821)
Janus Aspen Large Cap Growth Portfolio — Institutional Shares	$25,287	$(8,369)
MFS Emerging Growth Series	$8,490	$(2,646)
American Century VP Value Fund	$23,153	$(4,149)
Franklin Small-Mid Cap Growth Securities Fund	$25,298	$(8,099)
Prudential SP T. Rowe Price Large Cap Growth Portfolio	$214,810	$(104,797)
Prudential SP Davis Value Portfolio	$848,398	$(374,228)
Prudential SP Small Cap Value Portfolio	$987,985	$(465,354)
Prudential SP Small Cap Growth Portfolio	$300,358	$(132,947)
Prudential SP PIMCO Total Return Portfolio	$1,105,132	$(636,563)
Prudential SP PIMCO High Yield Portfolio	$302,075	$(235,860)
Janus Aspen Large Cap Growth Portfolio —Service Shares	$150,213	$(87,813)
Prudential SP Large Cap Value Portfolio	$605,435	$(285,920)
Prudential SP AIM Core Equity Portfolio	$134,591	$(63,302)
Prudential SP Strategic Partners Focused Growth Portfolio	$102,944	$(123,099)
Prudential SP Mid Cap Growth Portfolio	$621,321	$(400,314)
SP Prudential U.S. Emerging Growth Portfolio	$903,218	$(646,328)
Prudential SP Conservative Asset Allocation Portfolio	$414,680	$(207,613)
Prudential SP Balanced Asset Allocation Portfolio	$2,005,112	$(799,545)
Prudential SP Growth Asset Allocation Portfolio	$4,495,288	$(1,824,276)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$1,809,499	$(764,591)

A39

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential SP International Growth Portfolio	$584,996	$(319,374)
Prudential SP International Value Portfolio	$1,095,679	$(567,334)
Goldman Sachs Structured Small Cap Equity Fund	$4,125	$(632)
AIM V.I. Technology Fund	$0	$(3,050)
M Financial Turner Core Growth Fund	$42,353	$(5,727)
M Financial Brandes International Equity Fund	$34,286	$(5,802)
M Financial Business Opportunity Value Fund	$13,076	$(3,185)
AST Cohen & Steers Realty Portfolio	$47,554	$(16,079)
AST UBS Dynamic Alpha Portfolio	$7,629	$(3,991)
AST DeAm Large-Cap Value Portfolio	$67,404	$(21,691)
AST Neuberger Berman Small-Cap Growth Portfolio	$3,491	$(1,568)
AST DeAm Small-Cap Value Portfolio	$22,492	$(11,207)
AST Federated Aggressive Growth Portfolio	$17,996	$(5,593)
AST Small-Cap Value Portfolio	$67,589	$(20,228)
AST Goldman Sachs Mid-Cap Growth Portfolio	$30,543	$(9,815)
AST Marsico Capital Growth Portfolio	$50,324	$(8,232)
AST MFS Growth Portfolio	$14,086	$(7,323)
AST Neuberger Berman Mid-Cap Growth Portfolio	$45,633	$(21,003)
AST PIMCO Limited Maturity Bond Portfolio	$9,308	$(2,553)
AST T. Rowe Price Natural Resources Portfolio	$145,601	$(29,664)
AST MFS Global Equity Portfolio	$19,802	$(8,530)
AST JPMorgan International Equity Portfolio	$79,851	$(27,817)
AST T. Rowe Price Global Bond Portfolio	$49,546	$(30,708)
M Financial Frontier Capital Appreciation Fund	$7,325	$(1,334)

Note 5: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary oper-

A40

Note 5: Related Party Transactions (Continued)

ating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential has purchased multiple individual PSELIII contracts of the Account insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no premium payments for the years ended December 31, 2007 and 2006. Equity of contract owners relating to these contracts includes approximately $250.7 million owned by Prudential at December 31, 2007 and $246.9 million owned by Prudential at December 31, 2006.

Note 6: Financial Highlights

The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding throughout the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Money Market Portfolio
December 31, 2007	149,741	$1.13677	to	$11.44374	$202,726	4.93%	0.00%	to	0.90%	4.14%	to	5.06%
December 31, 2006	111,117	$1.08287	to	$10.89271	$139,285	4.68%	0.00%	to	0.90%	3.83%	to	4.75%
December 31, 2005	83,328	$1.03506	to	$10.39889	$100,667	2.89%	0.00%	to	0.90%	1.99%	to	2.90%
December 31, 2004	58,081	$1.05537	to	$2.23582	$69,342	1.02%	0.10%	to	0.90%	0.12%	to	0.84%
December 31, 2003	36,523	$1.04751	to	$2.22537	$44,830	0.88%	0.20%	to	0.90%	–0.05%	to	0.65%
	Prudential Diversified Bond Portfolio
December 31, 2007	62,812	$1.22341	to	$12.14763	$113,767	5.77%	0.00%	to	0.90%	4.76%	to	5.71%
December 31, 2006	8,847	$1.15836	to	$4.45385	$29,326	4.87%	0.10%	to	0.90%	4.06%	to	4.90%
December 31, 2005	9,277	$1.10424	to	$4.26564	$30,892	5.11%	0.10%	to	0.90%	2.37%	to	3.19%
December 31, 2004	58,128	$1.24831	to	$4.15252	$98,785	4.25%	0.10%	to	0.90%	4.66%	to	5.37%
December 31, 2003	105,173	$1.18525	to	$3.95454	$156,789	4.73%	0.20%	to	0.90%	6.52%	to	7.26%
	Prudential Equity Portfolio
December 31, 2007	21,368	$1.36594	to	$10.93551	$183,818	1.07%	0.10%	to	0.90%	8.34%	to	9.21%
December 31, 2006	21,524	$1.26076	to	$10.06310	$174,312	1.11%	0.10%	to	0.90%	11.57%	to	12.45%
December 31, 2005	21,752	$1.13004	to	$8.99307	$160,692	1.00%	0.10%	to	0.90%	10.48%	to	11.36%
December 31, 2004	20,949	$1.02288	to	$8.10824	$147,594	1.30%	0.10%	to	0.90%	8.95%	to	9.69%
December 31, 2003	20,519	$0.93887	to	$7.41271	$137,406	1.01%	0.25%	to	0.90%	30.48%	to	31.33%
	Prudential Flexible Managed Portfolio
December 31, 2007	38,685	$1.30579	to	$6.84455	$252,941	2.38%	0.60%	to	0.90%	5.41%	to	5.96%
December 31, 2006	39,879	$1.23882	to	$6.45962	$246,656	1.96%	0.60%	to	0.90%	11.17%	to	11.75%
December 31, 2005	41,016	$1.11430	to	$5.78058	$227,374	1.92%	0.41%	to	0.90%	3.23%	to	3.78%
December 31, 2004	43,006	$1.07944	to	$5.57016	$230,435	1.42%	0.37%	to	0.90%	9.75%	to	10.33%
December 31, 2003	43,864	$0.98351	to	$5.04879	$213,437	2.01%	0.38%	to	0.90%	22.65%	to	23.29%

A41

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Conservative Balanced Portfolio
December 31, 2007	22,966	$1.29912	to	$5.52698	$119,720	2.97%	0.60%	to	0.90%	5.17%	to	5.68%
December 31, 2006	23,625	$1.23522	to	$5.22999	$116,736	2.52%	0.60%	to	0.90%	9.45%	to	9.97%
December 31, 2005	24,270	$1.12857	to	$4.75604	$109,180	2.32%	0.47%	to	0.90%	2.51%	to	3.00%
December 31, 2004	24,810	$1.10095	to	$4.61756	$109,012	1.94%	0.41%	to	0.90%	7.07%	to	7.59%
December 31, 2003	25,171	$1.02824	to	$4.29166	$103,047	2.69%	0.42%	to	0.90%	17.70%	to	18.27%
	Prudential High Yield Bond Portfolio
December 31, 2007	244,578	$1.31459	to	$13.02717	$525,914	7.13%	0.00%	to	0.90%	1.69%	to	2.62%
December 31, 2006	246,405	$1.28200	to	$3.48462	$518,397	7.86%	0.10%	to	0.90%	9.30%	to	10.17%
December 31, 2005	249,339	$1.16361	to	$3.17938	$479,181	6.94%	0.10%	to	0.90%	2.51%	to	3.34%
December 31, 2004	196,781	$1.25182	to	$3.09272	$398,744	7.55%	0.10%	to	0.90%	9.31%	to	10.06%
December 31, 2003	146,819	$1.14520	to	$2.82099	$306,259	8.54%	0.20%	to	0.90%	23.90%	to	24.78%
	Prudential Stock Index Portfolio
December 31, 2007	28,496	$1.06764	to	$14.52015	$57,412	1.32%	0.00%	to	0.90%	4.16%	to	5.10%
December 31, 2006	36,649	$1.02498	to	$6.33248	$74,197	1.61%	0.10%	to	0.90%	14.52%	to	15.43%
December 31, 2005	40,354	$0.89500	to	$5.51330	$74,064	1.53%	0.10%	to	0.90%	3.60%	to	4.43%
December 31, 2004	43,963	$0.86390	to	$5.30560	$74,786	1.64%	0.10%	to	0.90%	9.47%	to	10.23%
December 31, 2003	50,485	$0.78920	to	$4.83241	$72,822	1.48%	0.20%	to	0.90%	27.05%	to	27.93%
	Prudential Value Portfolio
December 31, 2007	2,605	$1.83802	to	$8.52643	$20,885	1.22%	0.20%	to	0.90%	2.26%	to	2.98%
December 31, 2006	3,296	$1.79732	to	$8.31279	$25,804	1.61%	0.20%	to	0.90%	18.87%	to	19.70%
December 31, 2005	3,201	$1.51204	to	$6.97241	$21,725	1.70%	0.20%	to	0.90%	15.62%	to	16.43%
December 31, 2004	2,470	$1.30775	to	$6.01243	$14,618	1.41%	0.60%	to	0.90%	15.28%	to	15.62%
December 31, 2003	2,470	$1.13442	to	$5.20021	$12,601	1.60%	0.60%	to	0.90%	26.93%	to	27.30%
	Prudential Natural Resources Portfolio
December 31, 2007	1,347	$21.67220	to	$21.67220	$29,199	0.64%	0.60%	to	0.60%	47.41%	to	47.41%
December 31, 2006	1,348	$14.70238	to	$14.70238	$19,820	1.85%	0.60%	to	0.60%	21.47%	to	21.47%
December 31, 2005	1,306	$12.10382	to	$12.10382	$15,813	0.00%	0.60%	to	0.60%	54.98%	to	54.98%
December 31, 2004	1,159	$7.80970	to	$7.80970	$9,052	3.37%	0.60%	to	0.60%	24.43%	to	24.43%
December 31, 2003	1,093	$6.27650	to	$6.27650	$6,861	3.96%	0.60%	to	0.60%	38.17%	to	38.17%
	Prudential Global Portfolio
December 31, 2007	5,755	$1.08699	to	$2.82411	$14,080	0.92%	0.10%	to	0.90%	9.48%	to	10.36%
December 31, 2006	7,308	$0.99282	to	$2.57168	$17,006	0.70%	0.10%	to	0.90%	18.59%	to	19.56%
December 31, 2005	7,154	$0.83720	to	$2.16226	$14,049	0.55%	0.10%	to	0.90%	15.03%	to	15.94%
December 31, 2004	4,756	$0.72784	to	$1.87418	$7,965	0.95%	0.10%	to	0.90%	8.61%	to	9.37%
December 31, 2003	3,889	$0.67013	to	$1.72057	$6,137	0.36%	0.25%	to	0.90%	32.87%	to	33.72%
	Prudential Government Income Portfolio
December 31, 2007	890	$3.21159	to	$3.21159	$2,859	4.43%	0.60%	to	0.60%	5.06%	to	5.06%
December 31, 2006	964	$3.05682	to	$3.05682	$2,946	4.86%	0.60%	to	0.60%	3.12%	to	3.12%
December 31, 2005	1,073	$2.96433	to	$2.96433	$3,180	4.59%	0.60%	to	0.60%	1.90%	to	1.90%
December 31, 2004	1,166	$2.90912	to	$2.90912	$3,391	3.71%	0.60%	to	0.60%	2.50%	to	2.50%
December 31, 2003	1,457	$2.83824	to	$2.83824	$4,136	3.86%	0.60%	to	0.60%	1.85%	to	1.85%
	Prudential Jennison Portfolio
December 31, 2007	10,785	$0.79060	to	$14.79607	$23,354	0.30%	0.00%	to	0.90%	11.00%	to	12.00%
December 31, 2006	10,698	$0.71228	to	$13.21079	$21,399	0.27%	0.00%	to	0.90%	0.89%	to	1.79%
December 31, 2005	12,283	$0.70598	to	$2.65172	$26,043	0.12%	0.10%	to	0.90%	13.53%	to	14.44%
December 31, 2004	10,067	$0.62184	to	$2.32869	$18,988	0.48%	0.10%	to	0.90%	8.67%	to	9.43%
December 31, 2003	9,380	$0.57225	to	$2.13674	$17,013	0.27%	0.25%	to	0.90%	29.09%	to	29.92%

A42

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Small Capitalization Stock Portfolio
December 31, 2007	2,777	$3.89928	to	$3.89928	$10,830	0.47%	0.60%	to	0.60%	–1.13%	to	–1.13%
December 31, 2006	4,045	$3.94365	to	$3.94365	$15,952	0.78%	0.60%	to	0.60%	13.99%	to	13.99%
December 31, 2005	2,931	$3.45969	to	$3.45969	$10,141	0.59%	0.60%	to	0.60%	6.62%	to	6.62%
December 31, 2004	5,086	$3.24476	to	$3.24476	$16,504	0.61%	0.60%	to	0.60%	21.31%	to	21.31%
December 31, 2003	5,003	$2.67470	to	$2.67470	$13,381	0.69%	0.60%	to	0.60%	37.44%	to	37.44%
	T. Rowe Price International Stock Portfolio
December 31, 2007	343	$1.20458	to	$1.40589	$422	1.49%	0.20%	to	0.90%	12.02%	to	12.81%
December 31, 2006	245	$1.07531	to	$1.24626	$272	1.16%	0.20%	to	0.90%	18.01%	to	18.87%
December 31, 2005	271	$0.91120	to	$1.04845	$251	2.17%	0.20%	to	0.90%	15.00%	to	15.80%
December 31, 2004	106	$0.79238	to	$0.79238	$84	1.07%	0.90%	to	0.90%	12.75%	to	12.75%
December 31, 2003	127	$0.70277	to	$0.70277	$89	1.28%	0.90%	to	0.90%	29.35%	to	29.35%
	Janus Aspen Large Cap Growth Portfolio — Institutional Shares
December 31, 2007	398	$0.80064	to	$0.97223	$328	0.74%	0.20%	to	0.90%	14.06%	to	14.87%
December 31, 2006	374	$0.70196	to	$0.84641	$270	0.44%	0.20%	to	0.90%	10.38%	to	11.17%
December 31, 2005	637	$0.63595	to	$0.76139	$411	0.36%	0.20%	to	0.90%	3.37%	to	4.08%
December 31, 2004	514	$0.61523	to	$0.61523	$316	0.15%	0.90%	to	0.90%	3.60%	to	3.60%
December 31, 2003	550	$0.59388	to	$0.59388	$327	0.08%	0.90%	to	0.90%	30.56%	to	30.56%
	MFS Emerging Growth Series
December 31, 2007	90	$0.71912	to	$0.71912	$65	0.00%	0.90%	to	0.90%	20.08%	to	20.08%
December 31, 2006	80	$0.59884	to	$0.59884	$48	0.00%	0.90%	to	0.90%	6.94%	to	6.94%
December 31, 2005	97	$0.55996	to	$0.78428	$54	0.00%	0.20%	to	0.90%	8.21%	to	9.02%
December 31, 2004	212	$0.51747	to	$0.71936	$137	0.00%	0.20%	to	0.90%	11.94%	to	12.73%
December 31, 2003	231	$0.46227	to	$0.63811	$127	0.00%	0.20%	to	0.90%	29.04%	to	29.96%
	American Century VP Value Fund
December 31, 2007	112	$1.93919	to	$1.93919	$217	1.50%	0.90%	to	0.90%	–5.99%	to	–5.99%
December 31, 2006	102	$2.06277	to	$2.06277	$210	1.40%	0.90%	to	0.90%	17.60%	to	17.60%
December 31, 2005	83	$1.75405	to	$1.75405	$145	0.82%	0.90%	to	0.90%	4.11%	to	4.11%
December 31, 2004	71	$1.68484	to	$1.68484	$119	1.02%	0.90%	to	0.90%	13.31%	to	13.31%
December 31, 2003	63	$1.48693	to	$1.48693	$94	1.21%	0.90%	to	0.90%	27.81%	to	27.81%
	Franklin Small-Mid Cap Growth Securities Fund
December 31, 2007	225	$0.93693	to	$0.96014	$213	0.00%	0.20%	to	0.90%	10.25%	to	11.02%
December 31, 2006	205	$0.84981	to	$0.86481	$176	0.00%	0.20%	to	0.90%	7.72%	to	8.46%
December 31, 2005	207	$0.78887	to	$0.79733	$164	0.00%	0.20%	to	0.90%	3.86%	to	4.58%
December 31, 2004	323	$0.75958	to	$0.76243	$246	0.00%	0.20%	to	0.90%	10.47%	to	11.25%
December 31, 2003	304	$0.68532	to	$0.68757	$209	0.00%	0.20%	to	0.90%	36.00%	to	36.97%
	Prudential SP T. Rowe Price Large Cap Growth Portfolio
December 31, 2007	996	$0.92724	to	$1.45142	$1,134	0.26%	0.10%	to	0.90%	7.23%	to	8.10%
December 31, 2006	902	$0.85859	to	$1.34268	$945	0.00%	0.10%	to	0.90%	4.97%	to	5.81%
December 31, 2005	778	$0.81223	to	$1.26898	$763	0.00%	0.10%	to	0.90%	15.46%	to	16.38%
December 31, 2004	692	$0.83552	to	$0.85150	$587	0.00%	0.10%	to	0.90%	5.16%	to	5.82%
December 31, 2003	522	$0.78954	to	$0.80974	$415	0.00%	0.25%	to	0.90%	22.76%	to	23.57%
	Prudential SP Davis Value Portfolio
December 31, 2007	3,542	$1.46785	to	$15.32495	$5,349	0.85%	0.00%	to	0.90%	3.65%	to	4.58%
December 31, 2006	3,229	$1.40487	to	$14.65332	$4,658	0.75%	0.00%	to	0.90%	14.00%	to	15.02%
December 31, 2005	2,906	$1.22267	to	$12.73961	$3,643	0.86%	0.00%	to	0.90%	8.54%	to	9.52%
December 31, 2004	2,189	$1.14376	to	$1.15901	$2,508	0.38%	0.10%	to	0.90%	11.51%	to	12.30%
December 31, 2003	1,557	$1.01900	to	$1.03934	$1,591	0.39%	0.25%	to	0.90%	28.25%	to	29.07%

A43

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP Small Cap Value Portfolio
December 31, 2007	3,284	$1.42297	to	$13.87037	$5,232	0.80%	0.00%	to	0.90%	–4.49%	to	–3.63%
December 31, 2006	2,962	$1.47770	to	$14.39211	$4,925	0.48%	0.00%	to	0.90%	13.58%	to	14.60%
December 31, 2005	2,572	$1.29067	to	$12.55835	$3,755	0.47%	0.00%	to	0.90%	3.68%	to	4.61%
December 31, 2004	1,859	$1.29903	to	$1.59242	$2,627	0.16%	0.10%	to	0.90%	19.61%	to	20.44%
December 31, 2003	1,176	$1.08604	to	$1.18169	$1,381	0.03%	0.25%	to	0.90%	31.92%	to	32.77%
	Prudential SP Small Cap Growth Portfolio
December 31, 2007	1,015	$0.79754	to	$12.32722	$1,084	0.00%	0.00%	to	0.90%	5.41%	to	6.37%
December 31, 2006	859	$0.75132	to	$11.58900	$861	0.00%	0.00%	to	0.90%	11.39%	to	12.39%
December 31, 2005	694	$0.66950	to	$1.04911	$617	0.00%	0.10%	to	0.90%	1.56%	to	2.38%
December 31, 2004	547	$0.65467	to	$0.90247	$475	0.00%	0.10%	to	0.90%	–1.80%	to	–1.10%
December 31, 2003	313	$0.90630	to	$0.91323	$286	0.00%	0.25%	to	0.90%	33.51%	to	34.38%
	Janus Aspen Mid Cap Growth Portfolio — Service Shares
December 31, 2007	0	$0.82079	to	$0.82079	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2006	0	$0.67559	to	$0.67559	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2005	0	$0.59703	to	$0.59703	$0	0.00%	0.20%	to	0.20%	11.81%	to	11.81%
December 31, 2004	231	$0.53397	to	$0.53397	$124	0.00%	0.20%	to	0.20%	20.23%	to	20.23%
December 31, 2003	203	$0.44411	to	$0.44411	$90	0.00%	0.20%	to	0.20%	34.49%	to	34.49%
	Janus Aspen Balanced Portfolio — Service Shares
December 31, 2007	0	$1.39522	to	$1.39522	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2006	0	$1.26765	to	$1.26765	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2005	0	$1.15042	to	$1.15042	$0	1.17%	0.20%	to	0.20%	7.45%	to	7.45%
December 31, 2004	122	$1.07066	to	$1.07066	$130	2.36%	0.20%	to	0.20%	8.08%	to	8.08%
December 31, 2003	104	$0.99058	to	$0.99058	$103	2.11%	0.20%	to	0.20%	13.49%	to	13.49%
	Prudential SP PIMCO Total Return Portfolio
December 31, 2007	3,417	$1.22572	to	$12.25435	$4,837	4.44%	0.00%	to	0.90%	8.46%	to	9.44%
December 31, 2006	3,051	$1.12112	to	$1.43813	$3,967	4.24%	0.10%	to	0.90%	2.76%	to	3.58%
December 31, 2005	2,628	$1.08232	to	$1.38998	$3,325	4.80%	0.10%	to	0.90%	1.48%	to	2.31%
December 31, 2004	2,349	$1.21784	to	$1.36023	$2,954	1.94%	0.10%	to	0.90%	4.33%	to	5.06%
December 31, 2003	1,835	$1.16728	to	$1.29466	$2,194	2.50%	0.20%	to	0.90%	4.91%	to	5.65%
	Prudential SP PIMCO High Yield Portfolio
December 31, 2007	864	$1.32230	to	$1.58657	$1,318	7.06%	0.10%	to	0.90%	2.85%	to	3.72%
December 31, 2006	811	$1.27493	to	$1.53234	$1,206	7.42%	0.10%	to	0.90%	8.55%	to	9.40%
December 31, 2005	695	$1.16538	to	$1.40279	$956	6.61%	0.10%	to	0.90%	3.12%	to	3.95%
December 31, 2004	582	$1.32262	to	$1.35167	$779	6.89%	0.10%	to	0.90%	8.36%	to	9.05%
December 31, 2003	434	$1.22063	to	$1.23945	$535	6.85%	0.25%	to	0.90%	21.32%	to	22.11%
	Janus Aspen Large Cap Growth Portfolio — Service Shares
December 31, 2007	719	$1.16670	to	$1.16670	$839	0.60%	0.25%	to	0.25%	14.52%	to	14.52%
December 31, 2006	662	$1.01876	to	$1.01876	$674	0.29%	0.25%	to	0.25%	10.86%	to	10.86%
December 31, 2005	595	$0.91896	to	$0.91896	$547	0.13%	0.25%	to	0.25%	3.76%	to	3.76%
December 31, 2004	519	$0.88566	to	$0.88566	$460	0.00%	0.25%	to	0.25%	3.94%	to	3.94%
December 31, 2003	345	$0.85205	to	$0.85205	$294	0.00%	0.25%	to	0.25%	31.16%	to	31.16%
	Prudential SP Large Cap Value Portfolio
December 31, 2007	1,637	$1.37863	to	$1.52661	$2,361	1.76%	0.10%	to	0.90%	–3.70%	to	–2.93%
December 31, 2006	1,421	$1.43161	to	$1.57421	$2,112	1.11%	0.10%	to	0.90%	17.42%	to	18.35%
December 31, 2005	1,153	$1.21922	to	$1.33144	$1,447	0.75%	0.10%	to	0.90%	5.70%	to	6.54%
December 31, 2004	820	$1.15350	to	$1.25106	$966	0.72%	0.10%	to	0.90%	16.70%	to	17.51%
December 31, 2003	572	$0.98843	to	$1.00384	$573	0.00%	0.25%	to	0.90%	25.64%	to	26.43%

A44

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP AIM Core Equity Portfolio
December 31, 2007	419	$1.29899	to	$1.41408	$569	1.21%	0.10%	to	0.90%	6.86%	to	7.72%
December 31, 2006	365	$1.21560	to	$1.31273	$460	0.83%	0.10%	to	0.90%	15.01%	to	15.94%
December 31, 2005	265	$1.08715	to	$1.13227	$289	0.97%	0.10%	to	0.25%	4.36%	to	4.52%
December 31, 2004	223	$1.04168	to	$1.04168	$232	0.44%	0.10%	to	0.25%	8.52%	to	8.52%
December 31, 2003	152	$0.95989	to	$0.95989	$146	0.33%	0.25%	to	0.25%	23.38%	to	23.38%
	Prudential SP Strategic Partners Focused Growth Portfolio
December 31, 2007	385	$1.20358	to	$1.49088	$492	0.00%	0.10%	to	0.90%	14.21%	to	15.14%
December 31, 2006	410	$1.05384	to	$1.29489	$450	0.00%	0.10%	to	0.90%	–1.55%	to	–0.75%
December 31, 2005	287	$1.07038	to	$1.30465	$317	0.00%	0.10%	to	0.90%	14.12%	to	15.05%
December 31, 2004	219	$0.93791	to	$0.95843	$210	0.00%	0.10%	to	0.90%	9.62%	to	10.30%
December 31, 2003	156	$0.85560	to	$0.86896	$135	0.00%	0.25%	to	0.90%	24.72%	to	25.52%
	Prudential SP Mid Cap Growth Portfolio
December 31, 2007	3,135	$0.93041	to	$14.80357	$3,198	0.24%	0.00%	to	0.90%	15.16%	to	16.21%
December 31, 2006	2,962	$0.80266	to	$12.73876	$2,564	0.00%	0.00%	to	0.90%	–2.81%	to	–1.94%
December 31, 2005	2,586	$0.82065	to	$12.99106	$2,239	0.00%	0.00%	to	0.90%	4.33%	to	5.26%
December 31, 2004	1,274	$0.78166	to	$0.82851	$1,023	0.00%	0.10%	to	0.90%	18.48%	to	19.27%
December 31, 2003	895	$0.65537	to	$0.69929	$598	0.00%	0.25%	to	0.90%	38.86%	to	39.76%
	SP Prudential U.S. Emerging Growth Portfolio
December 31, 2007	2,541	$1.55088	to	$18.66589	$4,069	0.34%	0.00%	to	0.90%	15.76%	to	16.82%
December 31, 2006	2,382	$1.33323	to	$1.52313	$3,251	0.00%	0.10%	to	0.90%	8.61%	to	9.48%
December 31, 2005	2,001	$1.21970	to	$1.39123	$2,483	0.00%	0.10%	to	0.90%	16.72%	to	17.65%
December 31, 2004	1,068	$1.03828	to	$1.05677	$1,114	0.00%	0.10%	to	0.90%	20.31%	to	21.09%
December 31, 2003	681	$0.85748	to	$0.87838	$585	0.00%	0.25%	to	0.90%	40.82%	to	41.72%
	Prudential SP Conservative Asset Allocation Portfolio
December 31, 2007	1,576	$1.38852	to	$1.48406	$2,313	3.29%	0.10%	to	0.90%	8.41%	to	9.28%
December 31, 2006	1,423	$1.27058	to	$1.36010	$1,918	3.27%	0.10%	to	0.90%	7.72%	to	8.61%
December 31, 2005	1,295	$1.16989	to	$1.25474	$1,616	1.33%	0.10%	to	0.90%	4.97%	to	5.79%
December 31, 2004	1,085	$1.16226	to	$1.18776	$1,285	1.29%	0.10%	to	0.90%	7.92%	to	8.60%
December 31, 2003	497	$1.07699	to	$1.09372	$543	1.04%	0.25%	to	0.90%	15.45%	to	16.20%
	Prudential SP Balanced Asset Allocation Portfolio
December 31, 2007	5,738	$1.46167	to	$1.52314	$8,645	2.41%	0.10%	to	0.90%	8.37%	to	9.24%
December 31, 2006	4,881	$1.34175	to	$1.39638	$6,754	2.36%	0.10%	to	0.90%	9.71%	to	10.57%
December 31, 2005	3,970	$1.21353	to	$1.26464	$4,986	0.88%	0.10%	to	0.90%	6.64%	to	7.50%
December 31, 2004	2,887	$1.15290	to	$1.17831	$3,387	0.72%	0.10%	to	0.90%	10.09%	to	10.80%
December 31, 2003	1,302	$1.04724	to	$1.06350	$1,383	0.78%	0.25%	to	0.90%	21.78%	to	22.55%
	Prudential SP Growth Asset Allocation Portfolio
December 31, 2007	11,908	$1.47484	to	$1.64426	$18,326	1.64%	0.10%	to	0.90%	8.26%	to	9.12%
December 31, 2006	10,114	$1.36237	to	$1.50850	$14,257	1.66%	0.10%	to	0.90%	11.89%	to	12.77%
December 31, 2005	7,482	$1.21764	to	$1.25590	$9,361	0.55%	0.10%	to	0.90%	8.27%	to	9.12%
December 31, 2004	4,815	$1.12461	to	$1.14931	$5,527	0.36%	0.10%	to	0.90%	12.04%	to	12.75%
December 31, 2003	2,232	$1.00377	to	$1.01931	$2,272	0.40%	0.25%	to	0.90%	27.14%	to	27.95%
	Prudential SP Aggressive Growth Asset Allocation Portfolio
December 31, 2007	3,991	$1.45708	to	$1.66943	$6,164	1.03%	0.10%	to	0.90%	8.22%	to	9.09%
December 31, 2006	3,299	$1.34635	to	$1.53196	$4,657	1.62%	0.10%	to	0.90%	13.26%	to	14.17%
December 31, 2005	2,484	$1.18874	to	$1.34325	$3,062	0.15%	0.10%	to	0.90%	9.49%	to	10.37%
December 31, 2004	1,545	$1.08568	to	$1.10980	$1,720	0.05%	0.10%	to	0.90%	13.73%	to	14.47%
December 31, 2003	742	$0.95462	to	$0.96951	$719	0.02%	0.25%	to	0.90%	31.58%	to	32.43%

A45

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential SP International Growth Portfolio
December 31, 2007	1,080	$1.80456	to	$2.04979	$2,048	0.73%	0.10%	to	0.90%	18.48%	to	19.42%
December 31, 2006	934	$1.52315	to	$1.71641	$1,475	1.74%	0.10%	to	0.90%	19.98%	to	20.93%
December 31, 2005	753	$1.26952	to	$1.41929	$984	0.58%	0.10%	to	0.90%	15.34%	to	16.31%
December 31, 2004	599	$1.10066	to	$1.12481	$672	0.18%	0.10%	to	0.90%	15.51%	to	16.25%
December 31, 2003	386	$0.95286	to	$0.96758	$373	0.00%	0.25%	to	0.90%	38.33%	to	39.23%
	Prudential SP International Value Portfolio
December 31, 2007	1,633	$1.74645	to	$2.09237	$2,935	2.28%	0.10%	to	0.90%	17.03%	to	17.97%
December 31, 2006	1,318	$1.48271	to	$1.77550	$2,002	1.35%	0.10%	to	0.90%	27.95%	to	28.98%
December 31, 2005	1,021	$1.15143	to	$1.37811	$1,191	0.40%	0.10%	to	0.90%	12.75%	to	13.67%
December 31, 2004	791	$1.01469	to	$1.08592	$807	0.42%	0.10%	to	0.90%	14.77%	to	15.51%
December 31, 2003	567	$0.87846	to	$0.94613	$500	0.69%	0.25%	to	0.90%	26.23%	to	27.05%
	Janus Aspen International Growth Portfolio — Service Shares
December 31, 2007	0	$1.98444	to	$1.98444	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2006	0	$1.55321	to	$1.55321	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2005	0	$1.06141	to	$1.06141	$0	0.69%	0.20%	to	0.20%	31.67%	to	31.67%
December 31, 2004	69	$0.80610	to	$0.80610	$56	0.89%	0.20%	to	0.20%	18.45%	to	18.45%
December 31, 2003	62	$0.68052	to	$0.68052	$42	0.91%	0.20%	to	0.20%	34.26%	to	34.26%
	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2007	19	$1.44802	to	$1.44802	$27	0.41%	0.20%	to	0.20%	–16.65%	to	–16.65%
December 31, 2006	17	$1.73735	to	$1.73735	$29	0.71%	0.20%	to	0.20%	12.05%	to	12.05%
December 31, 2005	16	$1.55056	to	$1.55056	$25	0.30%	0.20%	to	0.20%	5.86%	to	5.86%
	AIM V.I. Technology Fund
December 31, 2007	171	$0.33374	to	$0.33374	$57	0.00%	0.20%	to	0.20%	7.47%	to	7.47%
December 31, 2006	180	$0.31056	to	$0.31056	$56	0.00%	0.20%	to	0.20%	10.24%	to	10.24%
December 31, 2005	102	$0.28171	to	$0.28171	$29	0.00%	0.20%	to	0.20%	2.01%	to	2.01%
	M Financial Turner Core Growth Fund
December 31, 2007	6	$17.41443	to	$17.41443	$106	0.47%	0.00%	to	0.00%	22.43%	to	22.43%
December 31, 2006	4	$14.22394	to	$14.22394	$53	0.84%	0.00%	to	0.00%	8.52%	to	8.52%
December 31, 2005	1	$13.10724	to	$13.10724	$19	1.28%	0.00%	to	0.00%	13.92%	to	13.92%
	M Financial Brandes International Equity Fund
December 31, 2007	4	$19.69030	to	$19.69030	$74	2.56%	0.00%	to	0.00%	8.01%	to	8.01%
December 31, 2006	2	$18.23050	to	$18.23050	$41	1.89%	0.00%	to	0.00%	26.78%	to	26.78%
December 31, 2005	1	$14.37951	to	$14.37951	$13	4.61%	0.00%	to	0.00%	10.55%	to	10.55%
	M Financial Business Opportunity Value Fund
December 31, 2007	1	$16.54237	to	$16.54237	$14	1.10%	0.00%	to	0.00%	5.44%	to	5.44%
December 31, 2006	0	$15.68894	to	$15.68894	$4	0.58%	0.00%	to	0.00%	13.89%	to	13.89%
December 31, 2005	0	$13.77563	to	$13.77563	$2	0.78%	0.00%	to	0.00%	7.81%	to	7.81%
	AST Cohen & Steers Realty Portfolio (became available October 17, 2005)
December 31, 2007	4	$11.89316	to	$11.89316	$53	5.73%	0.10%	to	0.10%	–20.02%	to	–20.02%
December 31, 2006	2	$14.86960	to	$14.86960	$33	0.53%	0.10%	to	0.10%	36.60%	to	36.60%
December 31, 2005	0	$10.88564	to	$10.88564	$0	0.00%	0.10%	to	0.10%	8.19%	to	8.19%
	AST UBS Dynamic Alpha Portfolio (became available October 17, 2005)
December 31, 2007	1	$11.85230	to	$11.85230	$9	0.91%	0.10%	to	0.10%	1.84%	to	1.84%
December 31, 2006	0	$11.63805	to	$11.63805	$5	2.52%	0.10%	to	0.10%	11.03%	to	11.03%
December 31, 2005	0	$10.48192	to	$10.48192	$0	0.00%	0.10%	to	0.10%	4.73%	to	4.73%

A46

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	AST DeAm Large-Cap Value Portfolio (became available October 17, 2005)
December 31, 2007	5	$13.17406	to	$13.17406	$72	1.66%	0.10%	to	0.10%	1.08%	to	1.08%
December 31, 2006	2	$13.03370	to	$13.03370	$27	0.37%	0.10%	to	0.10%	21.60%	to	21.60%
December 31, 2005	0	$10.71815	to	$10.71815	$2	0.00%	0.10%	to	0.10%	6.54%	to	6.54%
	AST Neuberger Berman Small-Cap Growth Portfolio (became available October 17, 2005)****
December 31, 2007	0	$13.71336	to	$13.71336	$3	0.00%	0.10%	to	0.10%	18.60%	to	18.60%
December 31, 2006	0	$11.56299	to	$11.56299	$1	0.00%	0.10%	to	0.10%	7.65%	to	7.65%
December 31, 2005	0	$10.74134	to	$10.74134	$0	0.00%	0.10%	to	0.10%	7.00%	to	7.00%
	AST DeAm Small-Cap Value Portfolio (became available October 17, 2005)
December 31, 2007	2	$10.24530	to	$10.24530	$20	1.14%	0.10%	to	0.10%	–17.85%	to	–17.85%
December 31, 2006	1	$12.47128	to	$12.47128	$13	0.19%	0.10%	to	0.10%	19.83%	to	19.83%
December 31, 2005	0	$10.40721	to	$10.40721	$0	0.00%	0.10%	to	0.10%	4.07%	to	4.07%
	AST Federated Aggressive Growth Portfolio (became available October 17, 2005)
December 31, 2007	1	$13.85377	to	$13.85377	$17	0.00%	0.10%	to	0.10%	11.10%	to	11.10%
December 31, 2006	0	$12.46956	to	$12.46956	$4	0.00%	0.10%	to	0.10%	12.80%	to	12.80%
December 31, 2005	0	$11.05474	to	$11.05474	$0	0.00%	0.10%	to	0.10%	10.55%	to	10.55%
	AST Small-Cap Value Portfolio (became available October 17, 2005)
December 31, 2007	8	$12.00890	to	$12.00890	$91	1.25%	0.10%	to	0.10%	–5.70%	to	–5.70%
December 31, 2006	4	$12.73508	to	$12.73508	$50	0.17%	0.10%	to	0.10%	19.92%	to	19.92%
December 31, 2005	0	$10.61923	to	$10.61923	$3	0.00%	0.10%	to	0.10%	6.27%	to	6.27%
	AST Goldman Sachs Mid-Cap Growth Portfolio (became available October 17, 2005)
December 31, 2007	2	$13.41062	to	$13.41062	$26	0.00%	0.10%	to	0.10%	19.23%	to	19.23%
December 31, 2006	0	$11.24783	to	$11.24783	$4	0.00%	0.10%	to	0.10%	6.17%	to	6.17%
December 31, 2005	0	$10.59405	to	$10.59405	$0	0.00%	0.10%	to	0.10%	5.46%	to	5.46%
	AST Marsico Capital Growth Portfolio (became available October 17, 2005)
December 31, 2007	5	$13.21537	to	$13.21537	$60	0.31%	0.10%	to	0.10%	14.85%	to	14.85%
December 31, 2006	1	$11.50673	to	$11.50673	$14	0.01%	0.10%	to	0.10%	7.13%	to	7.13%
December 31, 2005	0	$10.74095	to	$10.74095	$1	0.00%	0.10%	to	0.10%	7.17%	to	7.17%
	AST MFS Growth Portfolio (became available October 17, 2005)
December 31, 2007	1	$13.34068	to	$13.34068	$17	0.04%	0.10%	to	0.10%	14.99%	to	14.99%
December 31, 2006	1	$11.60124	to	$11.60124	$8	0.00%	0.10%	to	0.10%	9.55%	to	9.55%
December 31, 2005	0	$10.58963	to	$10.58963	$0	0.00%	0.10%	to	0.10%	5.51%	to	5.51%
	AST Neuberger Berman Mid-Cap Growth Portfolio (became available October 17, 2005)
December 31, 2007	4	$15.21710	to	$15.21710	$61	0.00%	0.10%	to	0.10%	22.08%	to	22.08%
December 31, 2006	2	$12.46468	to	$12.46468	$28	0.00%	0.10%	to	0.10%	13.94%	to	13.94%
December 31, 2005	0	$10.93943	to	$10.93943	$1	0.00%	0.10%	to	0.10%	8.59%	to	8.59%
	AST PIMCO Limited Maturity Bond Portfolio (became available October 17, 2005)
December 31, 2007	3	$11.14366	to	$11.14366	$32	5.40%	0.10%	to	0.10%	6.69%	to	6.69%
December 31, 2006	2	$10.44481	to	$10.44481	$23	3.04%	0.10%	to	0.10%	3.72%	to	3.72%
	AST T. Rowe Price Natural Resources Portfolio (became available October 17, 2005)
December 31, 2007	14	$17.95833	to	$17.95833	$243	0.80%	0.10%	to	0.10%	40.37%	to	40.37%
December 31, 2006	6	$12.79360	to	$12.79360	$78	0.20%	0.10%	to	0.10%	15.75%	to	15.75%
December 31, 2005	0	$11.05306	to	$11.05306	$1	0.00%	0.10%	to	0.10%	9.35%	to	9.35%
	AST MFS Global Equity Portfolio (became available October 17, 2005)
December 31, 2007	2	$14.26042	to	$14.26042	$29	2.63%	0.10%	to	0.10%	9.29%	to	9.29%
December 31, 2006	1	$13.04794	to	$13.04794	$16	0.55%	0.10%	to	0.10%	24.18%	to	24.18%

A47

Note 6: Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	AST JPMorgan International Equity Portfolio (became available October 17, 2005)
December 31, 2007	7	$14.22255	to	$14.22255	$104	2.04%	0.10%	to	0.10%	9.33%	to	9.33%
December 31, 2006	4	$13.00880	to	$13.00880	$47	0.63%	0.10%	to	0.10%	22.67%	to	22.67%
December 31, 2005	0	$10.60464	to	$10.60464	$3	0.00%	0.10%	to	0.10%	7.06%	to	7.06%
	AST T. Rowe Price Global Bond Portfolio (became available October 17, 2005)
December 31, 2007	5	$11.56442	to	$11.56442	$52	3.09%	0.10%	to	0.10%	9.54%	to	9.54%
December 31, 2006	3	$10.55767	to	$10.55767	$29	1.19%	0.10%	to	0.10%	6.17%	to	6.17%
December 31, 2005	0	$9.94454	to	$9.94454	$2	0.00%	0.10%	to	0.10%	–0.29%	to	–0.29%
	M Financial Frontier Capital Appreciation Fund ****
December 31, 2007	0	$16.93924	to	$16.93924	$6	0.00%	0.00%	to	0.00%	11.92%	to	11.92%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2007 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

****Represents a fund containing less than 1,000 units or $1,000 in net assets.

Charges and Expenses

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90%, 0.45% and 0.10%, are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL, VUL, and ENVUL contract owners held in each subaccount, respectively. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

A48

Note 6: Financial Highlights (Continued)

B.	Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider and SVUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 45% of one scheduled annual premium for VAL contracts, 50% of the first year’s primary annual premium for PRUvider contracts and 0.8% of the basic insurance amount for SVUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

C.	Partial Withdrawal Charge

A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PSEL III, SVUL, VUL or ENVUL contract, respectively. The range for withdrawal charges is 0%–2%. This charge is assessed through the redemption of units.

D.	Expense Reimbursement

The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product’s average daily net assets incurred by the Prudential Money Market, Prudential Diversified Bond, Prudential Equity, Prudential Flexible Managed and Prudential Conservative Balanced Portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

E.	Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges for VAL, PRUvider, VUL, SVUL, PSEL III and ENVUL contracts which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Sales charges will not exceed 5% of each premium payment for VAL, 0.5% of the primary annual premium for PRUvider, 6% of premiums paid for VUL, 12% of premiums paid for PRUvider,15% of premiums received for PSEL III and 6% of premiums paid for ENVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

A49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Variable Appreciable Account at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2007 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 7, 2008

A50

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

FINANCIAL STATEMENTS

Statements of Financial Position	B-1

Statements of Operations and Comprehensive Income	B-2

Statements of Stockholder’s Equity	B-3

Statements of Cash Flows	B-4

Notes to Financial Statements	B-5

Report of Independent Registered Public Accounting Firm	B-31

INDEX

Pruco Life Insurance Company of New Jersey

Statements of Financial Position

As of December 31, 2007 and 2006 (in thousands, except share amounts)

	2007	2006
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2007 - $898,932 ; 2006 - $912,692)	$903,520	$920,925
Policy loans	166,373	160,614
Short term investments	12,376	11,259
Commercial loans	101,583	48,979
Other long term investments	10,039	9,446

Total investments	1,193,891	1,151,223
Cash and cash equivalents	33,185	59,543
Deferred policy acquisition costs	273,144	255,849
Accrued investment income	14,182	13,599
Reinsurance recoverables	186,587	135,010
Receivables from parent and affiliates	43,920	19,437
Deferred sales inducements	21,957	19,013
Other assets	3,217	8,618
Separate account assets	2,926,421	2,619,586

TOTAL ASSETS	$4,696,504	$4,281,878

LIABILITIES AND STOCKHOLDER’S EQUITY LIABILITIES
Policyholders’ account balances	805,605	836,980
Future policy benefits and other policyholder liabilities	312,637	250,053
Cash collateral for loaned securities	26,060	28,212
Securities sold under agreement to repurchase	14,621	4,005
Income taxes payable	86,328	87,478
Short term debt from affiliates	55,863	25,348
Payables to parent and affiliates	8,304	2,377
Other liabilities	34,226	40,601
Separate account liabilities	2,926,421	2,619,586

Total liabilities	$4,270,065	$3,894,640

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($5 par value; 400,000 shares, authorized; issued and outstanding;	2,000	2,000
Additional Paid-in capital	168,998	168,689
Retained earnings	252,259	212,518
Accumulated other comprehensive income	3,182	4,031

Total stockholder’s equity	426,439	387,238

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$4,696,504	$4,281,878

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income

Years Ended December 31, 2007, 2006 and 2005 (in thousands)

	2007	2006	2005
REVENUES
Premiums	$12,442	$8,947	$8,356
Policy charges and fee income	76,851	59,650	60,400
Net investment income	66,705	65,628	60,197
Realized investment (losses), net	(2,201)	(13,900)	(329)
Asset management fees	6,968	6,086	7,018
Other income	4,203	3,079	2,148

Total revenues	164,968	129,490	137,790

BENEFITS AND EXPENSES
Policyholders’ benefits	16,747	16,900	15,009
Interest credited to policyholders’ account balances	31,525	30,394	29,819
General, administrative and other expenses	60,947	31,785	40,145

Total benefits and expenses	109,219	79,079	84,973

Income from operations before income taxes	55,749	50,411	52,817

Income taxes:
Current	12,044	(596)	6,441
Deferred	3,502	12,073	7,151

Total income tax expense	15,546	11,477	13,592

NET INCOME	40,203	38,934	39,225

Change in net unrealized investment (losses)/ gains and changes in foreign currency translation, net of taxes	(849)	3,196	(12,411)

COMPREHENSIVE INCOME	$39,354	$42,130	$26,814

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder’s Equity

Periods Ended December 31, 2007, 2006 and 2005 (in thousands)

					Accumulated Other Comprehensive Income Gain (Loss)
	Common Stock	Additional Paid–in Capital	Deferred Compensation	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Loss)	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, January 1, 2005	$2,000	$168,810	$(152)	$134,358	$—	$13,246	$13,246	$318,262
Net income	—	—	—	39,226	—	—	—	39,226
Stock-based compensation programs	—	(121)	152	—	—	—	—	31
Cumulative effect of change in accounting principles, net of taxes	—	—	—	—	—	—	—	—
Change in net unrealized investment (losses), net of taxes	—	—	—	—	—	(12,411)	(12,411)	(12,411)

Balance, December 31, 2005	$2,000	$168,689	$—	$173,584	$—	$835	$835	$345,108
Net income	—	—	—	38,934	—	—	—	38,934
Stock-based compensation programs	—	—	—	—	—	—	—	—
Cumulative effect of change in accounting principles, net of taxes	—	—	—	—	—	—	—	—
Change in foreign currency translation adjustments, net of taxes	—	—	—	—	29	—	29	29
Change in net unrealized investment gains, net of taxes	—	—	—	—	—	3,167	3,167	3,167

Balance, December 31, 2006	$2,000	$168,689	$—	$212,518	$29	$4,002	$4,031	$387,238
Net income	—	—	—	40,203	—	—	—	40,203
Contributed Capital	—	309	—	—	—	—	—	309
Stock-based compensation programs	—	—	—	—	—	—	—	—
Cumulative effect of change in accounting principles, net of taxes	—	—	—	(462)	—	—	—	(462)
Change in foreign currency translation adjustments, net of taxes	—	—	—	—	79	—	79	79
Change in net unrealized investment (losses), net of taxes	—	—	—	—	—	(928)	(928)	(928)

Balance, December 31, 2007	$2,000	$168,998	$—	$252,259	$108	$3,074	$3,182	$426,439

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows

Years Ended December 31, 2007, 2006 and 2005 (in thousands)

	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$40,203	$38,934	$39,225
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Policy charges and fee income	(18,336)	(12,012)	(11,739)
Interest credited to policyholders’ account balances	31,525	30,394	29,819
Realized investment losses (gains), net	2,201	13,900	329
Amortization and other non-cash items	(785)	874	3,937
Change in:
Future policy benefits and other insurance liabilities	62,608	46,631	33,677
Reinsurance recoverable	(51,577)	(42,733)	(24,866)
Accrued investment income	(583)	2,635	(1,290)
Receivables from parent and affiliates	(14,183)	2,459	7,401
Payable to parent and affiliates	5,927	(487)	2,331
Deferred policy acquisition costs	(15,117)	(33,979)	(30,393)
Income taxes payable	(828)	12,707	2,855
Deferred sales inducements	(3,065)	(5,395)	(2,501)
Other, net	(11,540)	6,950	(9,237)

Cash Flows From Operating Activities	26,450	60,878	39,548

CASH FLOWS (Used In) FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	276,137	1,038,341	777,293
Policy loans	18,356	17,070	17,487
Commercial loans	1,003	633	89
Payments for the purchase of:
Fixed maturities available for sale	(254,782)	(981,995)	(901,755)
Policy loans	(16,983)	(15,012)	(13,004)
Commercial loans	(54,057)	(29,360)	(20,442)
Notes from parent and affiliates, net	(10,060)	(9,576)	(2,391)
Other long term investments, net	(3,043)	(1,786)	(858)
Short term investments, net	(1,123)	12,258	18,005

Cash Flows (Used In) From Investing Activities	(44,552)	30,573	(125,576)

CASH FLOWS (Used In) FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	236,972	237,496	179,705
Policyholders’ account withdrawals	(282,630)	(259,645)	(175,324)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities, net	8,464	(56,022)	(11,043)
Net change in financing arrangements (maturities 90 days or less)	28,938	(69,777)	100,613

Cash Flows (Used In) From Financing Activities	(8,256)	(147,948)	93,951

Net (decrease) increase in cash and cash equivalents	(26,358)	(56,497)	7,923
Cash and cash equivalents, beginning of year	59,543	116,040	108,117

CASH AND CASH EQUIVALENTS, END OF YEAR	$33,185	$59,543	$116,040

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid(refunded)	$16,373	$(1,230)	$10,737

Interest paid	$536	$1,077	$1,017

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

1. BUSINESS

Pruco Life Insurance Company of New Jersey, or “the Company,” is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities contracts only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company, or “Pruco Life”, a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance”, an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001, (“the date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.”

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or “GAAP”. The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs or “DAC”, investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale”, including the effect on deferred policy acquisition costs and policyholders’ account balances that would result from the realization of unrealized gains and losses are included in “Accumulated other comprehensive income (loss).”

Policy loans are carried at unpaid principal balances.

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is reported in “Net investment income.”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in “Realized investment (losses), net.”

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Other long term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in “Realized investment losses, net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. “Realized investment gains (losses), net.” also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer’s ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred acquisition costs (“DAC”).

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance’s agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in “General, administrative and other expenses” in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company adopted Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. See “New Accounting Pronouncements.”

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities represent the contractholder’s account balance in separate account assets . See Note 8 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Deferred Sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances. As of December 31, 2007 and 2006, deferred sales inducement costs were $22 million and $19 million, respectively.

Other assets and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 8.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingent Liabilities

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from term life insurance policies are recognized when due and a liability for future policy benefits is recorded when premiums are recognized using the net level premium method. Benefits are recorded as an expense when they are incurred. Amounts received as payment for variable and universal life and deferred annuities are reported as deposits to “Policyholders’ account balances”, and variable life and annuity premiums are reported as deposits to separate account liabilities. Revenues from these contracts reflected as “Policy charges and fee income” consist primarily of fees assessed during the period against the policyholders’ account balances and separate account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 8. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees

The Company receives asset management fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company, may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, as well as interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within “Other long term investments,” or as liabilities, within “Other liabilities,” in the Statement of Financial Position except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), or (4) a derivative entered into as an economic hedge that does not qualified for hedge accounting. During the years ended December 31, 2007, 2006 and 2005 none of the Company’s derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company plans to adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in this SAB express the Staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company’s method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 7 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has relied upon this exception for certain investments that the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s financial position or results of operations.

In November 2005, the FASB issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company’s consolidated results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $0.2 million.

The cumulative effect of change in accounting principles net of taxes was $0.4 million, representing $0.2 million related to the adoption of SOP 05-1 and $0.2 related to the adoption of Fin No. 48.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS

Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$6,289	$169	$—	$6,458
Foreign government bonds	9,529	848	—	10,377
Residential mortgage-backed securities	113,398	2,204	36	115,566
Commercial mortgage-backed securities	177,902	2,064	167	179,799
Asset-Backed Securities	127,545	672	3,764	124,453
Corporate securities	464,269	8,421	5,823	466,867

Total fixed maturities, available for sale	$898,932	$14,378	$9,790	$903,520

	2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$10,857	$94	$54	$10,897
Foreign government bonds	9,657	820	—	10,477
Residential mortgage-backed securities	129,020	1,296	111	130,205
Commercial mortgage-backed securities	112,022	1,439	125	113,336
Asset-Backed Securities	169,509	817	733	169,593
Corporate securities	481,627	8,835	4,045	486,417

Total fixed maturities, available for sale	$912,692	$13,301	$5,068	$920,925

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2007, is shown below:

	Available for Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$30,056	$30,215
Due after one year through five years	193,226	197,730
Due after five years through ten years	193,851	193,793
Due after ten years	62,954	61,964
Residential mortgage-backed securities	113,398	115,566
Commercial mortgage-backed securities	177,902	179,799
Asset-Backed Securities	127,545	124,453

Total	$898,932	$903,520

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2007, 2006, and 2005 were $202 million, $949 million, and $649 million, respectively. Proceeds from maturities of fixed maturities available for sale during 2007, 2006, and 2005 were $66 million, and $96 million, and $128 million, respectively. Gross gains of $2 million, $1 million, and $4 million, and gross losses of $1 million, $15 million, and $5 million were realized on those sales during 2007, 2006, and 2005, respectively.

The writedowns for impairments that were deemed to be other than temporary for fixed maturities for the years 2007, 2006 and 2005 are less than $1 million respectively.

Other Long term Investments

The following table provides information relating to other long term investments as of December 31:

	2007	2006
	(in thousands)
Company’s investment in Separate accounts	$3,049	$2,464
Equity securities	4,408	4,417
Derivatives	2,582	2,565

Total other long- term investments	$10,039	$9,446

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2007	2006	2005
	(in thousands)
Fixed maturities, available for sale	$52,845	$55,625	$52,085
Policy loans	8,863	8,632	8,523
Commercial loans	4,641	1,789	415
Short term investments and cash equivalents	3,356	4,082	3,660
Other	751	599	625

Gross investment income	70,456	70,727	65,308
Less: investment expenses	(3,751)	(5,099)	(5,111)

Net investment income	$66,705	$65,628	$60,197

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Realized investment (losses)/ gains, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

	2007	2006	2005
	(in thousands)
Fixed maturities, available for sale	$965	$(14,374)	$(316)
Derivatives and other	(3,166)	474	(13)

Realized investment losses, net	$(2,201)	$(13,900)	$(329)

Commercial Loans

The Company’s commercial loans are comprised as follows as at December 31:

	2007		2006
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Collateralized loans by property type
Apartment complexes	$11,863	11.6%	$12,315	25.1%
Agricultural properties	16,469	16.1%	8,084	16.5%
Industrial buildings	20,773	20.3%	7,348	15.0%
Retail stores	8,826	8.7%	8,940	18.2%
Office buildings	16,980	16.6%	5,363	10.9%
Other	27,232	26.7%	7,031	14.3%

Total collateralized loans	102,143	100.0%	49,081	100.0%

Valuation allowance	(560)		(102)

Total net collateralized loans	101,583		48,979

Total commercial loans	$101,583		$48,979

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in Virginia (12%) and Minnesota (12%) at December 31, 2007.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2007	2006	2005
	(in thousands)
Allowance for losses, beginning of year	$102	$—	$—
Addition to allowance for losses	458	102	—

Allowance for losses, end of year	$560	$102	$—

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income.” Changes in these amounts include adjustments to exclude from “Accumulated other comprehensive income (loss)” those items that are included as part of “net income” for a period that also had been part of “Accumulated other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

	Net Unrealized Gains (Losses) on Investments	Deferred policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, January 1, 2005	$29,496	$(11,849)	$2,731	$(7,132)	$13,246
Net investment (losses) on investments arising during the period	(28,357)	—	—	9,926	(18,431)
Reclassification adjustment for gains included in net income	314	—	—	(111)	203
Impact of net unrealized investment losses on deferred policy acquisition costs	—	11,961	—	(4,186)	7,775
Impact of net unrealized investment gain on policyholders’ account balances	—	—	(3,012)	1,054	(1,958)

Balance, December 31, 2005	$1,453	$112	$(281)	$(449)	$835
Net investment gains on investments arising during the period	21,752	—	—	(7,613)	14,139
Reclassification adjustment for gain included in net income	(14,373)	—	—	5,031	(9,342)
Impact of net unrealized investment (losses) on deferred policy acquisition costs	—	(3,701)	—	1,295	(2,406)
Impact of net unrealized investment (losses) on policyholders’ account balances	—	—	1,194	(418)	776

Balance, December 31, 2006	$8,832	$(3,589)	$913	$(2,154)	$4,002
Net investment (losses) on investments arising during the period	(3,970)	—	—	1,389	(2,581)
Reclassification adjustment for (losses) included in net income	965	—	—	(338)	627
Impact of net unrealized investment gains on deferred policy acquisition costs	—	2,406	—	(842)	1,564
Impact of net unrealized investment gains on policyholders’ account balances	—	—	(828)	290	(538)

Balance, December 31, 2007	$5,827	$(1,183)	$85	$(1,655)	$3,074

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains on investments by asset class at December 31,

	2007	2006	2005
	(in thousands)
Fixed maturities	$4,588	$8,233	$857
Other long term investments	1,239	599	596

Unrealized gains on investments	$5,827	$8,832	$1,453

Included in other long term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2006 and 2005 respectively:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale: 2007
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,289	$—	$—	$—	$6,289	$—
Foreign government bonds	9,529	—	—	—	9,529	—
Corporate securities	386,167	2,868	72,279	2,955	458,446	5,823
Residential mortgage-backed securities	110,388	—	2,973	36	113,361	36
Commercial mortgage-backed securities	172,559	164	5,176	3	177,735	167
Asset-Backed Securities	99,202	2,528	24,579	1,236	123,781	3,764

Total	$784,134	$5,560	$105,007	$4,230	$889,141	$9,790

Fixed maturities, available for sale: 2006
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$455	$10	$2,316	$44	$2,771	$54
Corporate securities	51,288	712	91,666	3,333	142,954	4,045
Residential mortgage-backed securities	3,310	23	3,722	87	7,032	110
Commercial mortgage-backed securities	19,059	56	6,072	69	25,131	125
Asset-Backed Securities	21,381	87	24,844	646	46,225	733

Total	$95,493	$888	$128,620	$4,179	$224,113	$5,067

As of December 31, 2007, gross unrealized losses on fixed maturities totaled approximately $9.7 million comprising 384 issuers. Of this amount, there was $5.5 million in the less than twelve months category comprising 337 issuers and $4.2 million in the greater than twelve months category comprising 47 issuers. There were no individual issuers with gross unrealized losses greater than $1.1 million. Investment grade securities was comprised of gross unrealized losses of $7.1 million. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities is not warranted at December 31, 2007.

As of December 31, 2006, gross unrealized losses on fixed maturities totaled approximately $5 million comprising 135 issuers. Of this amount, there was $1 million in the less than twelve months category comprising 56 issuers and $4 million in the greater than twelve months category comprising 79 issuers. There were no individual issuers with gross unrealized losses greater than $0.3 million. Investment grade securities was comprised of gross unrealized losses of $3.4 million and $2 million of gross unrealized losses of twelve months or more were concentrated in the finance, manufacturing, and service sectors. Based on a review of the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities is not warranted at December 31, 2006.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2007 and 2006, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $40 million and $31 million, respectively.

Fixed maturities of $0.3 and $0.5 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

	2007	2006	2005
	(in thousands)
Balance, beginning of year	$255,849	$225,572	$183,219
Capitalization of commissions, sales and issue expenses	50,565	42,918	39,238
Amortization	(35,447)	(8,940)	(8,846)
Change in unrealized investment gains/(losses)	2,406	(3,701)	11,961
Cumulative effect of SOP 05-1	(229)	—	—

Balance, end of year	$273,144	$255,849	$225,572

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company, or “PARCC” discussed in Note 13 to the Financial Statements below.

Ceded capitalization was $20 million, $16 million and $14 million in 2007, 2006 and 2005 respectively. Amortization relating to this treaty included in the above table amounted to $4 million in 2007, 2006 and 2005.

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31 are as follows:

	2007	2006
	(in thousands)
Life insurance	$302,205	$242,936
Individual and group annuities	5,068	4,791
Policy claims and other contract liabilities	5,364	2,326

Total future policy benefits	$312,637	$250,053

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

5. POLICYHOLDERS’ LIABILITIES (continued)

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 5.25% to 8.75%, with 8% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. The interest rates used in the determination of the present values range from 4.04% to 5.85%.

Policyholders’ account balances at December 31 are as follows:

	2007	2006
	(in thousands)
Interest-sensitive life contracts	$532,484	$495,150
Individual annuities	203,363	264,892
Guaranteed interest accounts	31,705	34,701
Dividend accumulations and other	38,053	42,237

Total policyholders’ account balances	$805,605	$836,980

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive life contracts range from 3.00% to 5.15%. Interest crediting rates for individual annuities range from 1.50% to 13.00%, with less than 1% of the policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.00%. Interest crediting rates range from 1.50% to 6.23% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance with Prudential Insurance, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. Effective October 3, 2005, the Company entered into a new coinsurance agreement with Pruco Reinsurance Ltd. (Pruco Re) (see Note 13 to the Financial Statements) providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after October 3, 2005.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

	2007	2006	2005
	(in thousands)
Direct premiums and policy charges and fee income	$232,073	$184,637	$162,830
Reinsurance ceded	(142,780)	(116,040)	(94,074)

Premiums and policy charges and fee income	$89,293	$68,597	$68,756

Policyholders’ benefits ceded	$47,468	$51,306	$41,641

Realized capital gains (losses) ceded, net	$1,944	$632	$—

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6. REINSURANCE (continued)

Realized capital gains ceded include the reinsurance of the Company’s derivatives under SFAS No. 133. Changes in the fair value of the derivatives are recognized through “Realized investment gains”.

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term life insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Statements of Financial Position, at December 31, 2007 and 2006 were $187 million and $135 million, respectively.

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire domestic life in force. As a result, all reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13 to the Financial Statements.

The gross and net amounts of life insurance in force at December 31, were as follows:

	2007	2006	2005
	(in thousands)
Life insurance face amount in force	$78,616,940	$63,399,375	$52,930,588
Ceded	(69,518,388)	(56,034,023)	(46,406,195)

Net amount of life insurance in force	$9,098,552	$7,365,352	$6,524,393

7. INCOME TAXES

The components of income tax expense (benefits) for the years ended December 31, are as follows:

	2007	2006	2005
	(in thousands)
Current tax (benefit) expense:
U.S.	$12,044	$(596)	$6,441

Total	12,044	(596)	6,441

Deferred tax expense:
U.S.	3,502	12,073	7,151

Total	3,502	12,073	7,151

Total income tax expense on income from operations	$15,546	$11,477	$13,592
Other comprehensive (loss) income	(457)	1,721	(6,683)
Cumulative effect of changes in accounting policy	135	—	—

Total income tax expense	$15,224	$13,198	$6,909

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES (continued)

	2007	2006	2005
	(in thousands)
Expected federal income tax expense	$19,512	$17,644	$18,486
Non taxable investment income	(4,298)	(5,495)	(2,815)
IRS settlement for examination period 1997 to 2001	—	—	(2,769)
Other	332	(672)	690

Total income tax expense	$15,546	$11,477	$13,592

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2007	2006
	(in thousands)
Deferred tax assets
Other	$868	$518

Deferred tax assets	868	518

Deferred tax liabilities
Deferred acquisition costs	67,222	65,760
Insurance reserves	8,679	6,719
Net unrealized gains on securities	2,039	3,091
Other	1,336	426

Deferred tax liabilities	79,276	75,996

Net deferred tax liability	$78,408	$75,478

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in an increase to the Company’s income tax liability and a decrease to retained earnings of $0.2 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of January 1, 2007	$3,597	$1,680	$5,277

(Decreases) in unrecognized tax benefits taken in prior period	0	(210)	(210)
Increases in unrecognized tax benefits taken in current period	0	0	0

Amount as of December 31, 2007	$3,597	$1,470	$5,067

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$3,597	$0	$3,597

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES (continued)

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized $0.1 million in the statement of operations and recognized $0.6 million in liabilities in the statement of financial position for tax-related interest and penalties.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (the Service) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (tax attributes), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

On January 26, 2006, the Service officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 included an income tax benefit of $3 million, reflecting a reduction in the Company’s liability for income taxes. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In December 2006, the Service completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002-2003. The final report was submitted to the Joint Committee on Taxation for their review in April 2007. In July 2007, the Joint Committee returned the report to the Service for additional review of an industry issue regarding the methodology for calculating the dividends received deduction related to variable life insurance and annuity contracts. The Company is responding to the Service’s request for additional information. In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the Service intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company’s 2007 results. The statute of limitations for the 2002-2003 tax years expires in 2009.

In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service’s new Compliance Assurance Program (CAP). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed It is management’s expectation this new program will significantly shorten the time period between the Company’s filing of its federal income tax return and the Service’s completion of its examination of the return.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2007 and 2006 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2007		December 31, 2006
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	(in thousands)		(in thousands)
Variable Annuity Contracts
Return of net deposits
Account value	$487,411	N/A	$410,196	N/A
Net amount at risk	$226	N/A	$120	N/A
Average attained age of contractholders	61 years	N/A	62 years	N/A

Minimum return or contract value
Account value	$759,163	$424,432	$768,746	$286,577
Net amount at risk	$14,201	$1,848	$21,413	$72
Average attained age of contractholders	64 years	60 years	64 years	59 years
Average period remaining until earliest expected annuitization	N/A	4.5 years	N/A	5.5 years

(1)	Includes income and withdrawal benefits as described herein

	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Market value adjusted annuities
Account value	$21,878	$21,751	$26,543	$26,856

	December 31, 2007	December 31, 2006
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts

No Lapse Guarantees
Separate account value	$500,409	$466,859
General account value	$128,861	$103,006
Net amount at risk	$6,203,427	$5,982,110
Average attained age of contractholders	46	44

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2007	December 31, 2006
	(in thousands)
Equity funds	$628,868	$672,087
Bond funds	63,058	65,380
Balanced funds	330,787	159,423
Money market funds	23,316	22,086
Specialty funds	6,228	3,364

Total	$1,052,257	$922,340

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

In addition to the above mentioned amounts invested in separate account investment options, $194.3 million and $256.6 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2007 and 2006 respectively.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum income and withdrawal benefits (“GMIWB”), are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these derivatives, along with any fees received or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMWB, and GMIWB are included in “Future policy benefits.” The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB	GMIB	GMIWB	Total
	(in thousands)
Balance as of January 1, 2005	$1,241	$126	$—	$1,367
Incurred guarantee benefits (1)	1,809	189	—	1,998
Paid guarantee benefits	(701)	—	—	(701)

Balance as of December 31, 2005+	$2,349	$315	$—	$2,664
Incurred guarantee benefits (1)	2,507	249	(130)	2,626
Paid guarantee benefits	(317)	—	—	(317)

Balance as of December 31, 2006	$4,539	$564	$(130)	$4,973
Incurred guarantee benefits (1)	3,157	(148)	3,217	6,226
Paid guarantee benefits	(251)	—	—	(251)

Balance as of December 31, 2007	$7,445	$416	$3,087	$10,948

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates effecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMIWB features predominantly present a benefit that provides a contractholder with two optional methods to receive guaranteed minimum payments over time - a “withdrawal” option (available on only one of registrant’s GMIWB features) and an “income” option (available under each of registrant’s GMIWB features). The withdrawal option guarantees that, upon the election of such benefit, a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative premiums when withdrawals commence, less

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contractholder can withdraw a specified percentage of the “protected value” each year for the annuitant’s life (or joint lives, in the case of the spousal version of the benefit). The Company has several variations of this GMIWB that vary, among other things, with regard to how the protected value is calculated and how the customer may make withdrawals.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

	2007	2006	2005
	(in thousands)
Balance, beginning of year	$19,013	$13,616	$11,115
Capitalization	5,869	6,382	3,863
Amortization	(2,925)	(985)	(1,362)

Balance, end of year	$21,957	$19,013	$13,616

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net (loss) to income of the Company amounted to $(8) million, $1 million, and $(1) million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory surplus of the Company amounted to $130 million and $137 million at December 31, 2007 and 2006, respectively.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). There have been no dividend payments to the Company’s parent in 2007, 2006 or 2005.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Financial Statements for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

Commercial Loans

The fair value of commercial loans, other than those held by the Company’s commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company’s commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

The following table discloses the carrying amounts and fair values of the Company’s financial instruments at December 31:

	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in thousands)
Financial assets:

Fixed maturities, available for sale	$903,520	$903,520	$920,925	$920,925
Policy loans	166,373	187,181	160,614	171,887
Short term investments	12,376	12,376	11,259	11,259
Commercial loans	101,583	103,815	48,979	49,308
Cash and cash equivalents	33,185	33,185	59,543	59,543
Separate account assets	2,926,421	2,926,421	2,619,586	2,619,586
Derivatives Equity Securities	2,582 4,408	2,582 4,408	2,565 4,417	2,565 4,417

Financial liabilities:

Investment contracts	$63,721	$63,721	$71,316	$71,316
Cash collateral for loaned securities	26,060	26,060	28,212	28,212
Securities sold under repurchase agreements	14,621	14,621	4,005	4,005
Short Term Debt to affiliates	55,863	55,863	25,348	25,348
Separate account liabilities	2,926,421	2,926,421	2,619,586	2,619,586

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees which are determined using valuation models. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted for in the same manner as the embedded derivative.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties that is related to the financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major commercial and investment banks and other creditworthy counterparties, and by obtaining collateral where appropriate and by limiting its single party credit exposures.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate. The Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $19 million of commercial loans in 2007. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $14 million in 2007.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

The Company’s litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses in 2005 reflect a change in allocations implemented during the fourth quarter of 2005. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, 2007. The expense charged to the Company for the deferred compensation program was $0.5 million and $0.6 million for the twelve months ended December 31, 2007 and 2006, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (Continued)

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plan for the Company’s employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $0.5 million in 2007, and $0.4 million in both 2006 and 2005.

The Company’s share of net expense for the pension plans was $1 million in 2007 and 2006, and $0.7 million in 2005.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds (“PSF”). Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds. These revenues are recorded as “Asset management fees” in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one during the third quarter of 2007 to Prudential Financial, Inc. The cash surrender value included in separate accounts was $606 million and $508 million at December 31, 2007 and December 31, 2006, respectively. Fees related to the COLI policies were $17 million, $5 million and $5 million for the years ending December 31, 2007, 2006 and 2005, respectively.

Reinsurance with Affiliates

Prudential Arizona Reinsurance Capitive Company (PARCC)

The Company reinsures with PARCC 90% of the risks under its term life insurance policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. Reinsurance recoverables related to this agreement were $177 million and $128 million as of December 31, 2007 and 2006, respectively. Premiums ceded to PARCC in 2007, 2006, and 2005 were $108 million, $86 million and $70 million, respectively. Benefits ceded in 2007, 2006 and 2005 were $24 million, $23 million, and $19 million respectively.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks, not otherwise reinsured. Reinsurance recoverable related to this agreement was $5 million and $7 million as of December 31, 2007 and December 2006 respectively. Premiums and fees ceded to Prudential Insurance in 2007, 2006 and 2005 were $33 million, $30 million and $24 million, respectively. Benefits ceded in 2007, 2006 and 2005 were $23 million, $28 million, and $22 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Pruco Reinsurance Ltd. (Pruco Re)

During 2005 and 2006, the Company entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies for annuities. Effective October 3, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities after October 3, 2005.

Effective May 26, 2006, the Company entered into a new coinsurance agreement with Pruco Reinsurance, Ltd. providing for the 100% reinsurance of its Spousal Lifetime Five benefit feature sold on its annuities. Premiums and benefits ceded related to this treaty are de minimis. Reinsurance recoverables related to this agreement were $3 million as of December 31, 2007.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (Continued)

Purchase of fixed maturities from an affiliate

During 2007, the Company purchased fixed maturities securities from an affiliated company, Commerce Street. The investments included collateralized mortgage backed securities. These securities were recorded at an amortized cost of $42 million and a fair value of $42 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $100 million. There was $56 million of debt outstanding to Prudential Funding, LLC as of December 31, 2007 as compared to $25 million at December 31, 2006. Interest expense related to this agreement was $0.5 million in 2007 and $1 million in 2006, with related interest charged at a variable rate of 4.26% to 5.86%. As of December 31, 2007 and 2006, there was $41 million and $32 million, respectively, of asset-based financing.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2007 and 2006 are summarized in the table below:

	Three months ended (in thousands)
	March 31	June 30	September 30	December 31
2007
Total revenues	$38,111	$40,702	$46,473	$39,682
Total benefits and expenses	25,023	26,204	28,970	29,022
Income from operations before income taxes	13,088	14,498	17,503	10,660
Net income	9,766	9,985	12,408	8,044

2006
Total revenues	$31,603	$30,459	$29,015	$38,413
Total benefits and expenses	24,282	26,918	3,999	23,880
Income from operations before income taxes	7,321	3,541	25,016	14,533
Net income	5,748	2,862	19,210	11,114

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2007 and December 31, 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP (signed)
New York, New York
March 14, 2008

PART C:

OTHER INFORMATION

Item 26.	EXHIBITS

Exhibit number	Description of Exhibit

(a)     Board of Directors Resolution:
        (i) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the
            Pruco Life of New Jersey Variable Appreciable Account.  (Note 3)
        (ii)Amendment of Separate Account Resolution.  (Note 5)

(b)     Not Applicable.

(c)     Underwriting Contracts:
        (i)  Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 3)
        (ii) Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the
             Sale of the Contracts. (Note 5)

(d)     Contracts:
        (i)  Variable Universal Life Insurance Contract. (Note 5)
        (ii) Rider for Flexible Term Insurance Benefit on Life of Insured. PLIY 128 2004 NJ (Note 11)
        (iii)Endorsement for new PS III Contract issued as a result of exchange of insureds. (Note 7)
        (iv) Endorsement for new PS III Contract as a result of exchange of PS I or PS II Contracts. (Note 7)
        (v)  Endorsement defining Active Investment Option at issue. (Note 8)
        (vi) Endorsement defining Active Investment Option post issue. (Note 8)
        (vii)Rider for Payment of an Additional Amount upon Surrender of the Contract. (Note 9)
        (viii)Rider to Add a Fixed Interest Rate Investment Option. (Note 10)
        (ix) Endorsement for Allocation of the Initial Premium. PLIY 165 2004  (Note 11)

(e)     Application:
        (i)  New Jersey Application Form for Variable Universal Life Insurance Contract.  (Note 5)
        (ii) Supplement to the Application for Variable Universal Life Insurance Contract.  (Note 5)

(f)     Depositor's Certificate of Incorporation and By-Laws:
        (i)  Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983.  (Note 3)
        (ii) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998.
             (Note 4)
        (iii) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999.  (Note 5)

(g)     Reinsurance Contracts:
        (i)   Agreement between Pruco Life of New Jersey and Munich American Reassurance Company. (Note 12)
        (ii)  Amendment (1) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company.  (Note 12)
        (iii) Amendments (2, 3) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company.  (Note 1)
        (iv)  Agreement between Pruco Life of New Jersey and Scottish Re.  (Note 13)
        (v)   Amendment (1) to the Agreement between Pruco Life of New Jersey and Scottish Re. (Note 1)
        (vi)  Agreement between Pruco Life of New Jersey and Prudential. (Note 13)
        (vii) Agreement between Pruco Life of New Jersey and Security Life of Denver Insurance Company.  (Note 14)
        (viii)Amendment (1) to the Agreement between Pruco Life of New Jersey and Security Life of Denver Insurance Company.  (Note 14)

(h)     Participation Agreement:
        (i)   American Skandia Trust Participation Agreement, as amended June 8, 2005 (Note 15)
        (ii)  (a) AIM Variable Insurance Funds, Inc. (Note 5)
              (b) Amendment to the AIM Variable Insurance Funds, Inc. Participation Agreement (Note 6)
        (iii) (a) American Century Variable Portfolios, Inc.  (Note 5)
              (b) Amendment to the American Century Variable Portfolios, Inc. Participation Agreement. (Note 8)
        (iv)  (a) Dreyfus Variable Investment Fund.  (Note 8)
              (b) Amendment to the Dreyfus Variable Investment Fund Participation Agreement. (Note 8)
        (v)   (a) Franklin Templeton Variable Insurance Products Trust. (Note 1)
        (vi)  (a) Goldman Sachs Variable Insurance Trust.  (Note 8)
        (vii) (a) INVESCO Variable Investment Funds, Inc.  (Note 8)
        (viii)(a) Janus Aspen Series:
                  Institutional Shares  (Note 2)
                  Service Shares (Note 8)
              (b) Amendment to the Janus Aspen Series Participation Agreement. (Note 6)
        (ix)  (a) MFS Variable Insurance Trust.  (Note 5)
              (b) Amendment to the MFS Variable Insurance Trust Participation Agreement.(Note 6)
        (x)   (a) Oppenheimer Variable Account Funds.  (Note 8)
        (xi)  (a) T. Rowe Price International Series, Inc.  (Note 5)
              (b) Amendment to the T. Rowe Price International Series, Inc. Participation Agreement    (Note 6)
        (xii) Form of 22c-2 Agreement. (Note 14)

(i)     Administrative Contracts:
        (i)   Service Agreement between Prudential and First Tennessee Bank National Association.  (Note 1)

(j)     Powers of Attorney (Note 1):
        (i)   James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Scott D. Kaplan, Tucker I. Marr, David R. Odenath Jr, and Scott G. Sleyster.

(k)     Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered.  (Note 1)

(l)     Not Applicable.

(m)     Not Applicable.

(n)     Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)     None.

(p)     Not applicable.

(q)     Redeemability Exemption (Note 14):
        (i)  Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).

------------------------------------------------------

(Note  1)    Filed herewith.
(Note  2)    Incorporated by reference to Pre-Effective  Amendment No. 1 to Form S-6, Registration No. 333-49334,  filed February 8,
             2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  3)    Incorporated by reference to  Post-Effective  Amendment No. 26 to Form S-6,  Registration No. 2-89780,  filed April 28,
             1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  4)    Incorporated by reference to Post-Effective  Amendment No. 12 to Form S-1,  Registration No. 33-20018,  filed April 19,
             1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.
(Note  5)    Incorporated by reference to Registrant's Form S-6, filed August 13, 1999.
(Note  6)    Incorporated by reference to Pre-Effective  Amendment No. 1 to this Registration  Statement,  filed November 3, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  7)    Incorporated by reference to  Post-Effective  Amendment No. 1 to this Registration  Statement,  filed April 26, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  8)    Incorporated by reference to Post-Effective  Amendment No. 2 to this Registration Statement,  filed October 13, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  9)    Incorporated by reference to  Post-Effective  Amendment No. 5 to this  Registration  Statement,  filed June 28, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  10)   Incorporated by reference to Post-Effective  Amendment No. 8 to this Registration  Statement,  filed September 16, 2002 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  11)   Incorporated by reference to Post-Effective  Amendment No. 11 to this Registration  Statement,  filed February 12, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  12)   Incorporated by reference to Post-Effective  Amendment No. 13 to this Registration  Statement,  filed April 25, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  13)   Incorporated by reference to Post-Effective  Amendment No. 15 to this Registration  Statement,  filed April 20, 2006 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  14)   Incorporated by reference to Post-Effective  Amendment No. 16 to this Registration  Statement,  filed April 17, 2007 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note  15)   Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement No. 333-112809, filed August
             15, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27.	Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR. - Director

HELEN M. GALT - Chief Actuary and Director

BERNARD J. JACOB - Treasurer and Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

DAVID R. ODENATH, JR. - Director

SCOTT SLEYSTER - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

TUCKER I. MARR - Chief Financial Officer and Chief Accounting Officer

JAMES M. O’CONNOR - Senior Vice President

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707 filed February 27, 2008.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Depositor ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Margaret R. Horn (Note 1)	Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer
Francine B. Boucher (Note 1)	Secretary, Chief Legal Officer
Joan H. Cleveland (Note 1)	Vice President
Thomas H. Harris (Note 1)	Vice President
Yolanda M. Doganay (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
David R. Odenath (Note 2)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Mary Ellen Yourth (Note 1)	Assistant Controller
Bernard J. Jacob (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Stephen W. Gauster (Note 2)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) 3 Gateway Center, Newark, New Jersey 07102
(Note 4) One New York Plaza, 16th Floor, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard HP2, Roseville, California 95661

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life of New Jersey. Prusec received gross distribution revenue for its variable life products of $90,865,268 in 2007, $91,615,140 in 2006, and $95,241,637 in 2005. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $16,112,532 in 2007, $11,528,129 in 2006, and $15,018,502 in 2005. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31.	Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 17th day of April, 2008.

(Seal)	Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest: /s/ Thomas C. Castano                By: /s/ Scott D. Kaplan
        Thomas C. Castano                           Scott D. Kaplan
         Secretary                                  President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective  Amendment No. 17 to the Registration  Statement
has been signed below by the following persons in the capacities indicated on this 17th day of April, 2008.

             Signature and Title

  /s/*
Tucker I. Marr
Vice President, Chief Financial Officer
and Chief Accounting Officer

  /s/*
James J. Avery, Jr.
Director

                                                   *By: /s/ Thomas C.  Castano
 /s/*
Helen M. Galt                                              Thomas C. Castano
Director                                                   (Attorney-in-Fact)

  /s/*
Bernard J. Jacob
Director

  /s/*
Scott D. Kaplan
Director

  /s/*
David R. Odenath, Jr.
Director

  /s/*
Scott Sleyster
Director

EXHIBIT INDEX

   Item 26.

   (g) Reinsurance Contracts:             (iii) Amendments (2, 3) to the Agreement between Pruco Life of New         C-
                                                Jersey and Munich American Reassurance Company

                                          (v) Amendment (1) between Pruco Life of New Jersey and Scottish Re.        C-

   (h) Participation Agreement:           (v)(a) Franklin Templeton Variable Insurance Products Trust.               C-

   (i) Administrative Contracts:          (i) Service Agreement between Prudential and First Tennessee Bank          C-
                                              National Association.

   (j) Powers of Attorney:                (i) James J.  Avery,  Jr.,  Helen M. Galt,  Bernard J.  Jacob,  Scott D.   C-
                                           Kaplan, Tucker I. Marr, David R. Odenath Jr, and Scott G. Sleyster.

    (k) Legal Opinion and Consent          Opinion  and  Consent  of  Thomas  C.  Castano,  Esq.,  as to  the        C-
                                           legality of the securities being registered.

    (n) Auditor's Consent                  Consent of PricewaterhouseCoopers LLP, Independent Registered             C-
                                           Public Accounting Firm.